[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Exhibit 10.25
EXECUTION COPY

PURCHASE OPTION AGREEMENT
by and among
DYNAVAX TECHNOLOGIES CORPORATION,
SYMPHONY DYNAMO HOLDINGS LLC
and
SYMPHONY DYNAMO, INC.

Dated as of April 18, 2006

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Purchase Option Agreement

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Purchase Option Agreement

PURCHASE OPTION AGREEMENT
          This PURCHASE OPTION AGREEMENT (this “Agreement”) is entered into as of April 18, 2006 (the “Closing Date”) by and among DYNAVAX TECHNOLOGIES CORPORATION, a Delaware corporation (“Dynavax”), SYMPHONY DYNAMO HOLDINGS LLC, a Delaware limited liability company (“Holdings”), and SYMPHONY DYNAMO, INC., a Delaware corporation (“Symphony Dynamo”). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in Annex A attached hereto.
PRELIMINARY STATEMENT
          WHEREAS, Dynavax and Holdings have entered into a Technology License Agreement pursuant to which Dynavax has granted Holdings an exclusive license (the “License”) to the use of certain intellectual property related to the Programs owned or controlled by Dynavax;
          WHEREAS, contemporaneously with the execution of this Agreement, Dynavax, Holdings and Symphony Dynamo are entering into a Novated and Restated Technology License Agreement, pursuant to which, among other things, Holdings will assign by way of novation the License to Symphony Dynamo;
          WHEREAS, Dynavax and Holdings have entered into a Research and Development Agreement pursuant to which Dynavax has agreed, among other things, to perform, on behalf of Holdings, research and development of the Programs;
          WHEREAS, contemporaneously with the execution of this Agreement, Dynavax, Holdings and Symphony Dynamo are entering into an Amended and Restated Research and Development Agreement, pursuant to which, among other things, Holdings will assign its rights and obligations under the Research and Development Agreement to Symphony Dynamo;
          WHEREAS, contemporaneously with the execution of this Agreement, in order to fund such research and development, institutional investors are committing to invest $50,000,000 in Holdings (the “Financing”) in exchange for membership interests in Holdings and for a warrant to purchase up to a total of 2,000,000 shares of Dynavax Common Stock (the “Warrant”), to be initially issued to Holdings, and Holdings will agree to contribute the net proceeds of the Financing to Symphony Dynamo;
          WHEREAS, Holdings desires, in consideration for the Warrant, to grant Dynavax an option to purchase all of the Common Stock of Symphony Dynamo and any other Equity Securities issued by Symphony Dynamo (together, the “Symphony Dynamo Equity Securities”) owned, or hereinafter acquired, by Holdings on the terms described in this Agreement; and
          WHEREAS, Symphony Dynamo and Holdings have determined that it is in each of its best interest to perform and comply with certain agreements and covenants relating to each of its ongoing operations contained in this Agreement;
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Purchase Option Agreement

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto (the “Parties”) agree as follows:
          Section 1. Grant of Purchase Option.
          (a) Holdings hereby grants to Dynavax an exclusive option (the “Purchase Option”) to purchase all, but not less than all, of the outstanding Symphony Dynamo Equity Securities owned or hereinafter acquired by Holdings, in accordance with the terms of this Agreement.
          (b) Symphony Dynamo hereby covenants and agrees that all Symphony Dynamo Equity Securities issued by Symphony Dynamo at any time prior to the expiration of the Term (including to Holdings on, prior to, or after the date hereof or to any other Person at any time whatsoever, in all cases prior to the expiration of the Term) shall be subject to a purchase option on the same terms as the Purchase Option (except as provided by the immediately following sentence) and all of the other terms and conditions of this Agreement without any additional action on the part of Dynavax or Holdings. Further, to the extent Symphony Dynamo shall issue any Symphony Dynamo Equity Securities (including any issuance in respect of a transfer of Symphony Dynamo Equity Securities by any holder thereof, including Holdings) after the date hereof to any Person (including Holdings) (any issuance of such Symphony Dynamo Equity Securities being subject to the prior written consent of Dynavax as set forth in Sections 5(c) and 7(b) hereof, as applicable), Symphony Dynamo hereby covenants and agrees that it shall cause such Symphony Dynamo Equity Securities to be subject to the Purchase Option without the payment of, or any obligation to pay, any additional consideration in respect of such Symphony Dynamo Equity Securities by Dynavax, Symphony Dynamo or any Symphony Dynamo Subsidiary to the Person(s) acquiring such subsequently issued Symphony Dynamo Equity Securities, the Parties acknowledging and agreeing that the sole consideration payable by Dynavax pursuant to this Agreement for all of the outstanding Symphony Dynamo Equity Securities now or hereinafter owned by any Person shall be the Purchase Price.
          (c) Dynavax’s right to exercise the Purchase Option granted hereby is subject to the following conditions:
     (i) The Purchase Option may only be exercised for the purchase of all, and not less than all, of Holdings’ Symphony Dynamo Equity Securities;
          (ii) The Purchase Option may only be exercised a single time;
     (iii) Except as expressly provided in Section 1(c)(iv), the Purchase Option may be exercised only during the period (the “Purchase Option Period”) commencing on and including April 18, 2007, (the “Purchase Option Commencement Date”) and ending on and including the earlier of (x) April 18, 2011 and (y) the [ * ] day immediately following the first date on which an internally prepared, unaudited, balance sheet of Symphony Dynamo (prepared in accordance with GAAP) is delivered to Dynavax stating that the aggregate amount of (A) cash and cash equivalents held by Symphony Dynamo and (B)
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Purchase Option Agreement

cash that will be received in connection with a pending Funding Notice provided by Holdings to the Investors pursuant to the Funding Agreement is less than [ * ]; and
     (iv) In the event that Holdings terminates the Amended and Restated Research and Development Agreement pursuant to Section 17.2 thereof, Dynavax [ * ] to notify Holdings of its exercise of the Purchase Option under the terms of this Agreement. Such exercise of the Purchase Option by Dynavax may occur prior to the Purchase Option Commencement Date (an “Early Purchase Option Exercise”).
          Section 2. Exercise of Purchase Option.
          (a) Exercise Notice. Dynavax may exercise the Purchase Option only by delivery of a notice in the form attached hereto as Exhibit 1 (the “Purchase Option Exercise Notice”) during the Purchase Option Period. The Purchase Option Exercise Notice shall be delivered on a Business Day to Holdings and Symphony Dynamo and shall be irrevocable once delivered. The date on which the Purchase Option Exercise Notice is first delivered to Holdings and Symphony Dynamo is referred to as the “Purchase Option Exercise Date.” The Purchase Option Exercise Notice shall contain (1) an estimated date for the settlement of the Purchase Option (the “Purchase Option Closing”), which date shall be estimated in accordance with this Section 2(a), (2) the Purchase Price, determined in accordance with Section 2(b) hereof, and (3) if Dynavax intends to pay part of the Purchase Price in Dynavax Common Stock, notice of such intent, the number of shares to be transferred as such purchase price, the valuation thereof and the percentage such portion bears to (A) the Purchase Price, and (B) the total amount of Dynavax Common Stock then issued and outstanding (which shall be no greater percentages than are permitted under Section 2(c)). Such notice and election shall be irrevocable once given and made. If, during the period following delivery of the Purchase Option Exercise Notice, the amount of cash and cash equivalents held by Symphony Dynamo is an amount less than or equal to [ * ] then Symphony Dynamo shall cease payment of any amounts owed to Dynavax in respect of its activities pursuant to the Amended and Restated Research and Development Agreement, but shall continue to pay amounts owed to all other Persons. The date of the Purchase Option Closing (the “Purchase Option Closing Date”) shall be determined as follows:
     (i) If Dynavax elects to pay the entire Purchase Price in cash, the Purchase Option Closing Date shall be the date [ * ]; and (B) if Dynavax determines that an HSR Filing is required, [ * ] following the date that Dynavax receives the necessary Government Approvals related to its HSR Filings; provided, however that Dynavax and Holdings shall make all necessary HSR Filings within [ * ] following the Purchase Option Exercise Date and shall diligently pursue the related regulatory process; and provided, further that (1) if there is no second request from the Federal Trade Commission or the Department of Justice, as applicable, with respect to Dynavax’s or Holdings’ HSR Filings, then in no event shall the Purchase Option Closing Date be more than [ * ] following the Purchase Option Exercise Date, and (2) if there is a second request from the Federal Trade Commission or the Department of Justice, as applicable, with respect to Dynavax’s or Holdings’ HSR Filings, then in no event shall the Purchase Option Closing Date be more than [ * ] days following the Purchase Option Exercise Date. If Dynavax shall fail to make such cash payment within such [ * ] day period or [ * ] day period, as applicable, then in addition to any other rights that Holdings shall have
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Purchase Option Agreement

hereunder, this Agreement shall terminate and Dynavax shall relinquish all rights hereunder to purchase the Symphony Dynamo Equity Securities; or
     (ii) If Dynavax elects to pay a portion of the Purchase Price in Dynavax Common Stock (subject to the limitations set forth herein and in the Registration Rights Agreement), the Purchase Option Closing Date shall be the date that is the later of:
     (A) [ * ] following the Effective Registration Date of such Dynavax Common Stock; provided, that Dynavax shall file the Registration Statement contemplated by Section 3(b)(i) within (x) [ * ] Business Days after the Purchase Option Exercise Date if Dynavax is eligible to use Form S-3 under the Securities Act (or any successor form), or (y) [ * ] Business Days after the Purchase Option Exercise Date if Dynavax is not eligible to use Form S-3 under the Securities Act (or any successor form); and
     (B) [ * ] following the date that Dynavax receives the necessary Government Approvals related to its HSR Filings; provided, however, that Dynavax and Holdings shall make all necessary HSR Filings within [ * ] following the Purchase Option Exercise Date and shall diligently pursue the related regulatory process;
provided, further, that Dynavax shall use commercially reasonable efforts to have such Registration Statement declared effective by the United States Securities and Exchange Commission as promptly as possible. In the event that such Registration Statement is not declared effective within [ * ] days of the Purchase Option Exercise Date, Dynavax shall pay the full Purchase Price in cash within two (2) Business Days thereafter (in which event the Purchase Option Closing Date shall be the date upon which such cash payment is made by Dynavax). If Dynavax shall fail to make such cash payment within such two (2) Business Day period, then in addition to any other rights that Holdings shall have hereunder, this Agreement shall terminate and Dynavax shall relinquish all rights hereunder to purchase the Symphony Dynamo Equity Securities.
          (b) Purchase Price Upon Option Exercise. Upon exercise of the Purchase Option and as complete and full consideration for the sale to Dynavax by Holdings of its Symphony Dynamo Equity Securities (and for the Symphony Dynamo Equity Securities of any other Person), Dynavax shall pay to Holdings the “Purchase Price”, as follows:
     (i) If the Purchase Option is exercised on or after the Purchase Option Commencement Date and prior to the date that is the first date [ * ] (the “Purchase Option Interim Date”), then the Purchase Price shall be an amount equal to (x) the amount set forth on Schedule I applicable to [ * ] (the “Quarterly Price”), plus (y) an amount equal to the amount of the [ * ] by [ * ]; provided, that in no event shall the total Purchase Price under this Section 2(b)(i) exceed [ * ], as set forth on Schedule I hereto; or
     (ii) If the Purchase Option is exercised on or after the Purchase Option Interim Date, then the Purchase Price shall be an amount equal to the applicable Quarterly Price; or
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Purchase Option Agreement

     (iii) In the event of an Early Purchase Option Exercise, pursuant to Section 1(c)(iv) hereof, the Purchase Price shall be an amount equal to the amount set forth on Schedule I [ * ].
          (c) Form of Payment. Subject to Sections 2(a) and 2(e), the Purchase Price may be paid in cash or in a combination of cash and Dynavax Common Stock, at the sole discretion of Dynavax; provided, that in no event may the value of Dynavax Common Stock (determined in accordance with Section 2(e) hereof) delivered in connection with the exercise of the Purchase Option constitute more than either [ * ].
          (d) Surrender of Symphony Dynamo Equity Securities. Subject to the terms and conditions of this Agreement, on or prior to the Purchase Option Closing Date, Holdings shall surrender to Dynavax its certificates representing its Symphony Dynamo Equity Securities, and shall convey good title to such Symphony Dynamo Equity Securities, free from any Encumbrances and from any and all restrictions that any sale, assignment or other transfer of such Symphony Dynamo Equity Securities be consented to or approved by any Person. On or prior to the Purchase Option Closing Date, Holdings shall remove all directors serving on the Symphony Dynamo Board, other than the Dynavax Director (as defined in Section 4(b)(iv) hereof) from the Symphony Dynamo Board as of the Purchase Option Closing Date.
          (e) Valuation of Dynavax Stock. In the event that Dynavax elects to pay part of the Purchase Price through the delivery to Holdings of Dynavax Common Stock, the value per share thereof (the “Dynavax Common Stock Valuation”) shall equal the average closing price of Dynavax Common Stock, as reported by the NASDAQ National Market, or other national exchange that is the primary exchange on which Dynavax Common Stock is listed, for the thirty (30) trading days immediately preceding the second trading day prior to the Purchase Option Exercise Date. If Dynavax Common Stock is not traded on a national exchange or the NASDAQ National Market, then Dynavax shall be obligated to pay the Purchase Price solely in cash on the Purchase Option Closing Date. Dynavax shall calculate the Dynavax Common Stock Valuation in accordance with this Section 2(e), subject to review and confirmation by Holdings.
          (f) Share Certificates. Any stock certificate(s) issued by Dynavax for Dynavax Common Stock pursuant to this Section 2 may contain a legend (the “33 Act Legend”) substantially as follows:
THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, AND THE SAME HAVE BEEN ISSUED IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. SUCH SHARES MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER SUCH SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.
This legend shall be removed by Dynavax, subject to, and in accordance with, the terms of Section 3(b)(iii) hereof.
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Purchase Option Agreement

          (g) Government Approvals. On or prior to the Purchase Option Closing Date, each of Dynavax, Symphony Dynamo and Holdings shall have taken all necessary action to cause all Governmental Approvals with respect to such Party (including, if deemed necessary and without limitation, the preparing and filing of the pre-merger notification and report forms required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR Filings”)) required to be in effect in connection with the transactions contemplated by this Agreement to be in effect; provided, however, that with respect to Government Approvals required by a Governmental Authority other than the United States federal government and its various branches and agencies, the Parties’ obligations under this Section 2(g) shall be limited to causing to be in effect only those Government Approvals, the failure of which to be in effect would, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on any of the Parties. Each of Symphony Dynamo and Dynavax shall pay its own costs associated with taking such action. Symphony Dynamo shall pay any costs of Holdings associated with obtaining Government Approvals required in connection with the exercise of the Purchase Option. All other costs and expenses of Holdings shall be paid by Holdings pursuant to Section 8(b) hereof, including any costs arising from any error in Holdings’ initial valuation of its investment in Symphony Dynamo.
          (h) Transfer of Title. Transfer of title to Dynavax of all of the Symphony Dynamo Equity Securities shall be deemed to occur automatically on the Purchase Option Closing Date, subject to the payment by Dynavax on such date of the Purchase Price and its performance of its other obligations herein required to be performed under Sections 2(e) and (g), and under the Registration Rights Agreement, as applicable, on or prior to the Purchase Option Closing Date to the reasonable satisfaction of Holdings, and thereafter Symphony Dynamo shall treat Dynavax as the sole holder of all Symphony Dynamo Equity Securities, notwithstanding the failure of Holdings to tender certificates representing such shares to Dynavax in accordance with Section 2(d) hereof. After the Purchase Option Closing Date, Holdings shall have no rights in connection with such Symphony Dynamo Equity Securities other than the right to receive the Purchase Price; provided, however, that nothing in this Section 2(h) shall affect the survivability of any indemnification provision in this Agreement upon termination of this Agreement.
          (i) Consents and Authorizations. On or prior to the Purchase Option Closing Date, Dynavax shall have obtained all consents and authorizations necessary from stockholders and/or its board of directors for the consummation of the exercise and closing of the Purchase Option, as may be required under the organizational documents of Dynavax, any prior stockholders or board resolution, any stock exchange or similar rules or any applicable law; provided, however, that with respect to consents or authorizations required by a Governmental Authority other than the United States federal government and its various branches and agencies, the Parties’ obligations under this Section 2(i) shall be limited to obtaining only those consents and authorizations, the failure of which to be obtained would, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on any of the Parties.
          Section 2A. Put Option.
          (a) Holdings has an exclusive put option (the “Put Option”) for 100% of the Symphony Dynamo Equity Securities which may be exercised if, [ * ] after Holdings has delivered written notice thereof to such successor entity.
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Purchase Option Agreement

          (b) Holdings may exercise the Put Option only by delivery of written notice (the “Put Option Exercise Notice”) during the Purchase Option Period. The Put Option Exercise Notice shall be delivered on a Business Day to the successor entity to Dynavax, with a copy to Symphony Dynamo, and shall thereafter be deemed for all purposes under the terms of this Agreement to be a Purchase Option Exercise Notice by Dynavax (in accordance with the provisions of Section 2 hereof) as of the date such notice is delivered (such date to be deemed for all purposes under the terms of this Agreement as the Purchase Option Exercise Date), and all references to Dynavax and Dynavax Common Stock in Section 2 shall be deemed references to the successor entity to Dynavax and its common stock, respectively. The Purchase Price with respect to such an exercise of the Put Option shall be the Purchase Price otherwise applicable (under Section 2(b) hereof) to the Purchase Option Closing Date selected by Dynavax following Dynavax’s receipt of the Put Option Exercise Notice.
          Section 3. Dynavax Representations, Warranties and Covenants.
          (a) As of the date hereof, Dynavax hereby represents and warrants, and, except to the extent that any of the following representations and warranties is limited to the date of this Agreement or otherwise limited, on the Purchase Option Closing Date, shall be deemed to have represented and warranted, to Holdings and Symphony Dynamo that:
     (i) Organization. Dynavax is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.
     (ii) Authority and Validity. Dynavax has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by Dynavax of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action required on the part of Dynavax, and no other proceedings on the part of Dynavax are necessary to authorize this Agreement or for Dynavax to perform its obligations under this Agreement. This Agreement constitutes the lawful, valid and legally binding obligation of Dynavax, enforceable in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.
     (iii) No Violation or Conflict. The execution, delivery and performance of this Agreement and the transactions contemplated hereby do not (A) violate, conflict with or result in the breach of any provision of the Organizational Documents of Dynavax, (B) as of the date of this Agreement, and as of the Purchase Option Closing Date if Dynavax elects to pay part of the Purchase Price through the delivery of Dynavax Common Stock (a “Partial Stock Payment”), conflict with or violate any law or Governmental Order applicable to Dynavax or any of its assets, properties or businesses, or (C) conflict with, result in any breach of, constitute a default (or event that with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Purchase Option Agreement

cancellation of, or result in the creation of any Encumbrance on any of the assets or properties of Dynavax, pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which Dynavax is a party except, in the case of clauses (B) and (C), to the extent that such conflicts, breaches, defaults or other matters would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Dynavax.
     (iv) Governmental Consents and Approvals. The execution, delivery and performance of this Agreement by Dynavax do not, and the consummation of the transactions contemplated hereby (which transactions shall not include the exercise of the Purchase Option) do not and will not, require any Governmental Approval which has not already been obtained, effected or provided, except with respect to which the failure to so obtain, effect or provide would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Dynavax.
     (v) Litigation. As of the date of this Agreement, and as of the Purchase Option Closing Date if Dynavax elects to make a Partial Stock Payment, there are no actions by or against Dynavax pending before any Governmental Authority or, to the knowledge of Dynavax, threatened to be brought by or before any Governmental Authority, that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Dynavax. There are no pending or, to the knowledge of Dynavax, threatened actions, to which Dynavax is a party (or is threatened to be named as a party) to set aside, restrain, enjoin or prevent the execution, delivery or performance of this Agreement or the Operative Documents or the consummation of the transactions contemplated hereby or thereby by any party hereto or thereto. As of the date of this Agreement, and as of the Purchase Option Closing Date if Dynavax elects to make a Partial Stock Payment, Dynavax is not subject to any Governmental Order (nor, to the knowledge of Dynavax, is there any such Governmental Order threatened to be imposed by any Governmental Authority) that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Dynavax.
          (b) Dynavax hereby covenants and agrees with Holdings as follows:
     (i) Immediately prior to the Purchase Option Closing Date, Dynavax shall have sufficient amounts of cash and, if applicable, authorized but unissued, freely transferable and nonassessable Dynavax Common Stock available to satisfy the portion of the Purchase Price to be paid in cash or Dynavax Common Stock pursuant to Sections 2(b) and 2(c). In the event that Dynavax elects to satisfy any portion of the Purchase Price in Dynavax Common Stock, (A) Dynavax shall have not later than the Purchase Option Closing Date, a Registration Statement declared effective by the Securities and Exchange Commission for the resale of any such shares of Dynavax Common Stock to be delivered in partial satisfaction of the Purchase Price, accompanied by evidence reasonably acceptable to Holdings that such Dynavax Common Stock has been approved for listing on the NASDAQ national market or such other national market on which the Dynavax Common Stock is then listed, and (B) Dynavax shall deliver to Holdings on or prior to the Purchase Option Closing Date, a legal opinion of Cooley Godward LLP (or such other counsel as Dynavax and Holdings shall mutually agree) on the issuance and
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Purchase Option Agreement

sale of such Dynavax Common Stock, which opinion shall be, in form and substance reasonably acceptable to Holdings.
     (ii) If Dynavax elects to satisfy any portion of the Purchase Price in Dynavax Common Stock, Dynavax shall convey good and marketable title to such Dynavax Common Stock, free from any Encumbrances and any and all other restrictions that any issuance, sale, assignment or other transfer of such Dynavax Common Stock be consented to or approved by any Person.
     (iii) If the share certificates representing such Dynavax Common Stock include the 33 Act Legend (as set forth in Section 2(f) hereof), Dynavax shall, within two (2) Business Days of receiving a request from Holdings or any “Investor” (as defined in the Registration Rights Agreement), remove or cause to be removed the 33 Act Legend from the such share certificates as Holdings or such Investor shall designate, so long as (x) the Dynavax Common Stock represented by such share certificates has been transferred to a third party in compliance with the registration requirements of the Securities Act or an available exemption therefrom, and (y) Dynavax receives a certification from Holdings, such Investor or a securities broker designated by Holdings or such Investor to the effect that the sale of such Dynavax Common Stock was made under a Registration Statement and accompanied by the delivery of a current prospectus.
     (iv) Upon the expiration of the Purchase Option or the termination of this Agreement pursuant to Section 9 hereof, or as soon thereafter as is practical, Dynavax shall (A) in accordance with Sections 2.7 and 2.8 of the Novated and Restated Technology License Agreement, deliver to Symphony Dynamo all regulatory submissions, clinical master files, development plans, consultant inputs, manufacturing reports and, to the extent requested by Symphony, other materials, documents, files and other information relating to the Programs and necessary to enable Symphony Dynamo to continue the development of the Programs (or, where necessary, copies thereof), and (B) in accordance with and pursuant to Section 2.12 of the Novated and Restated Technology License Agreement, negotiate in good faith, and on commercially reasonable terms and conditions, a supply agreement relating to materials, including compounds and Products, required by Symphony Dynamo or its partners or transferees for the continued development (including clinical development), manufacture and commercialization of Products.
     (v) In the event that Dynavax exercises the Purchase Option, then Dynavax shall maintain the separate corporate existence of Symphony Dynamo for a minimum of two (2) years following such exercise, unless such maintenance would have a Material Adverse Effect on Dynavax or any of its Affiliates.
          Section 4. Holdings Representations, Warranties and Covenants.
          (a) As of the date hereof, Holdings hereby represents and warrants, and, except to the extent that any of the following representations and warranties is limited to the date of this Agreement or otherwise limited, on the Purchase Option Closing Date, shall be deemed to have represented and warranted, to Dynavax and Symphony Dynamo that:
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Purchase Option Agreement

     (i) Organization. Holdings is a limited liability company, duly formed, validly existing and in good standing under the laws of the State of Delaware.
     (ii) Authority and Validity. Holdings has all requisite limited liability company power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by Holdings of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action required on the part of Holdings, and no other proceedings on the part of Holdings are necessary to authorize this Agreement or for Holdings to perform its obligations under this Agreement. This Agreement constitutes the lawful, valid and legally binding obligation of Holdings, enforceable in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.
     (iii) No Violation or Conflict. The execution, delivery and performance of this Agreement and the transactions contemplated hereby do not (A) violate, conflict with or result in the breach of any provision of the Organizational Documents of Holdings, (B) as of the date of this Agreement, conflict with or violate any law or Governmental Order applicable to Holdings or any of its assets, properties or businesses, or (C) as of the date of this Agreement, conflict with, result in any breach of, constitute a default (or event that with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any Encumbrance on any of the assets or properties of Holdings, pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which Holdings is a party except, in the case of clauses (B) and (C), to the extent that such conflicts, breaches, defaults or other matters would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Holdings.
     (iv) Governmental Consents and Approvals. The execution, delivery and performance of this Agreement by Holdings do not, and the consummation of the transactions contemplated hereby do not and will not, require any Governmental Approval which has not already been obtained, effected or provided, except with respect to which the failure to so obtain, effect or provide would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Holdings.
     (v) Litigation. As of the date of this Agreement, there are no actions by or against Holdings pending before any Governmental Authority or, to the knowledge of Holdings, threatened to be brought by or before any Governmental Authority, that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Holdings. There are no pending or, to the knowledge of Holdings, threatened actions to which Holdings is a party (or is threatened to be named as a party) to set aside, restrain, enjoin or prevent the execution, delivery or performance of this Agreement or
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the Operative Documents or the consummation of the transactions contemplated hereby or thereby by any party hereto or thereto. As of the date of this Agreement, Holdings is not subject to any Governmental Order (nor, to the knowledge of Holdings, is there any such Governmental Order threatened to be imposed by any Governmental Authority) that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Holdings.
     (vi) Stock Ownership. All of Symphony Dynamo’s issued and outstanding Symphony Dynamo Equity Securities are owned beneficially and of record by Holdings, free and clear of any and all encumbrances.
     (vii) Interim Operations. Holdings was formed solely for the purpose of engaging in the transactions contemplated by the Operative Documents, has engaged in no other business activities and has conducted its operations only as contemplated by the Operative Documents.
     (viii) Accredited Investor.
     (A) Holdings is and will remain at all relevant times an Accredited Investor.
     (B) Holdings has relied completely on the advice of, or has consulted with or has had the opportunity to consult with, its own personal tax, investment, legal or other advisors and has not relied on Dynavax or any of its Affiliates for advice related to any offer and sale of Dynavax Common Stock in connection with the Purchase Option. Holdings has reviewed the Investment Overview and is aware of the risks disclosed therein. Holdings acknowledges that it has had a reasonable opportunity to conduct its own due diligence with respect to the Products, the Programs, Symphony Dynamo, Dynavax and the transactions contemplated by the Operative Documents.
     (C) Holdings is able to bear the economic risk of such investment for an indefinite period and to afford a complete loss thereof
     (D) Holdings agrees that the Dynavax Common Stock may not be resold (1) without registration thereof under the Securities Act (unless an exemption from such registration is available), or (2) in violation of any law.
     (E) No person or entity acting on behalf of, or under the authority of, Holdings is or will be entitled to any broker’s, finder’s, or similar fees or commission payable by Dynavax or any of its Affiliates.
          (b) Holdings hereby covenants and agrees with Dynavax as follows:
     (i) Contribution to Symphony Dynamo. On or prior to the Stock Payment Date, Holdings shall, pursuant to the Subscription Agreement, use the Initial Funds (as defined in the Funding Agreement) to pay to Symphony Dynamo the Stock Purchase Price (in accordance with, and as defined in, the Subscription Agreement), in respect of
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the 50,000 shares of Common Stock delivered to Holdings by Symphony Dynamo as of the Closing Date. Additionally, (1) upon the earlier of (x) the date on which Holdings receives a request for additional funds from Symphony Dynamo, and (y) February 26, 2007, Holdings shall, promptly (but in no event later than the fifth (5th) day after the receipt of such request) and in accordance with the terms of Section 2 of the Funding Agreement, submit to Investors a Funding Notice; provided, that if Holdings has received a Purchase Option Exercise Notice, it shall not submit to Investors a Funding Notice, and (2) upon Holdings receiving any additional net proceeds from any financing received from Investors in accordance with the Funding Agreement for the purpose of the contribution of such proceeds to Symphony Dynamo, Holdings shall contribute promptly such proceeds thereof to Symphony Dynamo.
     (ii) Encumbrance. Holdings will not, and will not permit any of its Subsidiaries to, create, assume or suffer to exist any Encumbrance on any of its Symphony Dynamo Equity Securities except with the prior written consent of Dynavax.
     (iii) Transfer and Amendment. Commencing upon the date hereof and ending upon the earlier to occur of (x) the Purchase Option Closing Date, (y) the unexercised expiration of the Purchase Option Period, and (z) the termination of this Agreement pursuant to Section 9(b) (such period, the “Term”), the manager of Holdings shall not (A) transfer, or permit the transfer of, any Membership Interest without the prior written consent of Dynavax or (B) amend, or permit the amendment of, any provisions relating to the transfer of Membership Interests, as set forth in Section 7.02 of the Holdings LLC Agreement, to the extent such amendment would adversely affect Dynavax’s right of consent set forth in Sections 7.02(b)(i) and 7.02(c) of the Holdings LLC Agreement.
     (iv) Symphony Dynamo Directors. During the Term, Holdings agrees to vote all of its Symphony Dynamo Equity Securities (or to exercise its right with respect to such Symphony Dynamo Equity Securities to consent to action in writing without a meeting) in favor of, as applicable, the election, removal and replacement of one director of the Symphony Dynamo Board, and any successor thereto, designated by Dynavax (the “Dynavax Director”) as directed by Dynavax. In furtherance and not in limitation of the foregoing, Holdings hereby grants to Dynavax an irrevocable proxy, with respect to all Symphony Dynamo Equity Securities now owned or hereafter acquired by Holdings, to vote such Symphony Dynamo Equity Securities or to exercise the right to consent to action in writing without a meeting with respect to such Symphony Dynamo Equity Securities, such irrevocable proxy to be exercised solely for the limited purpose of electing, removing and replacing the Dynavax Director in the event of the failure or refusal of Holdings to elect, remove or replace such Dynavax Director, as directed by Dynavax. Additionally, Holdings agrees, during the Term, to the selection of two (2) independent directors (of the four (4) directors of Symphony Dynamo not chosen by Holdings at the direction of Dynavax), and any successors thereto. Such independent directors shall be selected by mutual agreement of Dynavax and Holdings.
     (v) Symphony Dynamo Board. During the Term, Holdings shall not vote any of its Symphony Dynamo Equity Securities (or exercise its rights with respect to such Symphony Dynamo Equity Securities by written consent without a meeting) to increase
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the size of the Symphony Dynamo Board to more than five (5) members without the prior written consent of Dynavax.
     (vi) Symphony Dynamo Charter. During the Term, Holdings shall not approve or permit any amendment to Article IV, Paragraphs (1) and (3); Article VI; Article VII; Article X; Article XI or Article XIII of the Symphony Dynamo Charter without the prior written consent of Dynavax.
          Section 5. Symphony Dynamo Representations, Warranties and Covenants.
          (a) As of the date hereof, Symphony Dynamo hereby represents and warrants, and, except to the extent that any of the following representations and warranties is limited to the date of this Agreement or otherwise limited, on the Purchase Option Closing Date, shall be deemed to have represented and warranted, to Dynavax and Holdings that:
     (i) Organization. Symphony Dynamo is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.
     (ii) Authority and Validity. Symphony Dynamo has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by Symphony Dynamo of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action required on the part of Symphony Dynamo, and no other proceedings on the part of Symphony Dynamo are necessary to authorize this Agreement or for Symphony Dynamo to perform its obligations under this Agreement. This Agreement constitutes the lawful, valid and legally binding obligation of Symphony Dynamo, enforceable in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.
     (iii) No Violation or Conflict. The execution, delivery and performance of this Agreement and the transactions contemplated hereby do not (A) violate, conflict with or result in the breach of any provision of the Organizational Documents of Symphony Dynamo, (B) conflict with or violate any law or Governmental Order applicable to Symphony Dynamo or any of its assets, properties or businesses, or (C) conflict with, result in any breach of, constitute a default (or event that with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any Encumbrance on any of the assets or properties of Symphony Dynamo, pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which Symphony Dynamo is a party except, in the case of clauses (B) and (C), to the extent that such conflicts, breaches, defaults or other matters would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Symphony Dynamo.
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     (iv) Governmental Consents and Approvals. The execution, delivery and performance of this Agreement by Symphony Dynamo do not, and the consummation of the transactions contemplated hereby do not and will not, require any Governmental Approval which has not already been obtained, effected or provided, except with respect to which the failure to so obtain, effect or provide would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Symphony Dynamo.
     (v) Litigation. There are no actions by or against Symphony Dynamo pending before any Governmental Authority or, to the knowledge of Symphony Dynamo, threatened to be brought by or before any Governmental Authority that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Symphony Dynamo. There are no pending or, to the knowledge of Symphony Dynamo, threatened actions to which Symphony Dynamo is a party (or is threatened to be named as a party) to set aside, restrain, enjoin or prevent the execution, delivery or performance of this Agreement or the Operative Documents or the consummation of the transactions contemplated hereby or thereby by any party hereto or thereto. Symphony Dynamo is not subject to any Governmental Order (nor, to the knowledge of Symphony Dynamo, is there any such Governmental Order threatened to be imposed by any Governmental Authority) that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Symphony Dynamo.
     (vi) Capitalization. Holdings is the beneficial and record owner of all issued and outstanding Symphony Dynamo Equity Securities. No shares of Symphony Dynamo capital stock are held in treasury by Symphony Dynamo or any Symphony Dynamo Subsidiary. All of the issued and outstanding Symphony Dynamo Equity Securities (A) have been duly authorized and validly issued and are fully paid and nonassessable, (B) were issued in compliance with all applicable state and federal securities laws, and (C) were not issued in violation of any preemptive rights or rights of first refusal. No preemptive rights or rights of first refusal exist with respect to any Symphony Dynamo Equity Securities and no such rights will arise by virtue of or in connection with the transactions contemplated hereby (other than for the Purchase Option). Other than the Purchase Option, there are no outstanding options, warrants, call rights, commitments or agreements of any character to acquire any Symphony Dynamo Equity Securities. There are no outstanding stock appreciation, phantom stock, profit participation or other similar rights with respect to Symphony Dynamo. Symphony Dynamo is not obligated to redeem or otherwise acquire any of its outstanding Symphony Dynamo Equity Securities.
     (vii) Interim Operations. Symphony Dynamo was formed solely for the purpose of engaging in the transactions contemplated by the Operative Documents, has engaged in no other business activities and has conducted its operations only as contemplated by the Operative Documents.
     (viii) Investment Company. Symphony Dynamo is not, and after giving effect to the transactions contemplated by the Operative Documents will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.
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          (b) Symphony Dynamo covenants and agrees that:
     (i) Symphony Dynamo will comply with all laws, ordinances or governmental rules or regulations to which it is subject and will obtain and maintain in effect all licenses, certificates, permits, franchises and other Governmental Approvals necessary to the ownership of its properties or to the conduct of its business, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other Governmental Approvals would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Symphony Dynamo.
     (ii) Symphony Dynamo will file (or cause to be filed) all material tax returns required to be filed by it and pay all taxes shown to be due and payable on such returns and all other taxes imposed on it or its assets to the extent such taxes have become due and payable and before they have become delinquent and shall pay all claims for which sums have become due and payable that have or might become attached to the assets of Symphony Dynamo; provided, that Symphony Dynamo need not file any such tax returns or pay any such tax or claims if (A) the amount, applicability or validity thereof is contested by Symphony Dynamo on a timely basis in good faith and in appropriate proceedings, and Symphony Dynamo has established adequate reserves therefor in accordance with GAAP on the books of Symphony Dynamo or (B) the failure to file such tax returns or the nonpayment of such taxes and assessments, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on Symphony Dynamo.
     (iii) Symphony Dynamo will at all times preserve and keep in full force and effect its corporate existence.
     (iv) Symphony Dynamo will keep complete, proper and separate books of record and account, including a record of all costs and expenses incurred, all charges made, all credits made and received, and all income derived in connection with the operation of the business of Symphony Dynamo, all in accordance with GAAP, in each case to the extent necessary to enable Symphony Dynamo to comply with the periodic reporting requirements of this Agreement.
     (v) Symphony Dynamo will perform and observe in all material respects all of the terms and provisions of each Operative Document to be performed or observed by it, maintain each such Operative Document to which it is a party, promptly enforce in all material respects each such Operative Document in accordance with its terms, take all such action to such end as may be from time to time reasonably requested by Holdings or Dynavax and make to each other party to each such Operative Document such demands and requests for information and reports or for action as Symphony Dynamo is entitled to make under such Operative Document.
     (vi) Symphony Dynamo shall permit the representatives of Holdings (including Holdings’ members and their respective representatives), each Symphony
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Fund and Dynavax, at each of their own expense and upon reasonable prior notice to Symphony Dynamo, to visit the principal executive office of Symphony Dynamo, to discuss the affairs, finances and accounts of Symphony Dynamo with Symphony Dynamo’s officers and (with the consent of Symphony Dynamo, which consent will not be unreasonably withheld) the Symphony Dynamo Auditors (as defined in Section 5(d)(iii) hereof), all at such reasonable times and as often as may be reasonably requested in writing.
     (vii) Symphony Dynamo shall permit each Symphony Fund, at its own expense and upon reasonable prior notice to Symphony Dynamo, to inspect and copy Symphony Dynamo’s books and records and inspect Symphony Dynamo’s properties at reasonable times.
     (viii) Symphony Dynamo shall allow Dynavax or its designated representatives to have reasonable visitation and inspection rights with regard to the Programs and materials, documents and other information relating thereto.
     (ix) Symphony Dynamo shall permit each Symphony Fund to consult with and advise the management of Symphony Dynamo on matters relating to the research and development of the Programs in order to develop the Product.
     (x) On the Purchase Option Closing Date, or as soon thereafter as is practical, Symphony Dynamo shall deliver to Dynavax all materials, documents, files and other information relating to the Programs (or, where necessary, copies thereof).
     (xi) During the Term, Dynavax shall have the right to consent to any increase in the size of the Symphony Dynamo Board to more than five (5) directors.
     (xii) During the Term, Dynavax shall have the right to designate, remove and replace one (1) director of the Symphony Dynamo Board and consent to the selection of the two (2) independent directors (of the four (4) directors of Symphony Dynamo not chosen by Holdings at the direction of Dynavax), in each case including any successors thereto and in accordance with the terms of Section 4(b)(iv).
     (xiii) Symphony Dynamo shall indemnify the directors and officers of Symphony Dynamo against liability incurred by reason of the fact that such Person is or was a director or officer of Symphony Dynamo, as permitted by Article VII of the Symphony Dynamo Charter and Section 9.01 of the Symphony Dynamo By-laws, as set forth in, and on the terms of, the Indemnification Agreement and the RRD Services Agreement, respectively.
     (xiv) During the Term, Symphony Dynamo shall comply with, and cause any Persons acting for it to comply with, the terms of the Investment Policy with respect to the investment of any funds held by it.
          (c) Symphony Dynamo covenants and agrees that, until the expiration of the Term, it shall not, and shall cause its Subsidiaries (if any) not to, without Dynavax’s prior written consent (such consent, in the case of clause (x) below, not to be unreasonably withheld):
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     (i) issue any Symphony Dynamo Equity Securities or any Equity Securities of any Subsidiary thereof (other than any issuances of Equity Securities by Symphony Dynamo made in accordance with Section 1(b) hereof to Holdings so long as Symphony Dynamo is a wholly owned subsidiary of Holdings, or by a Subsidiary of Symphony Dynamo to Symphony Dynamo or to another wholly owned Subsidiary of Symphony Dynamo); provided, however, that in any event any such Symphony Dynamo Equity Securities or Equity Securities of such Subsidiary shall be issued subject to the Purchase Option;
     (ii) redeem, repurchase or otherwise acquire, directly or indirectly, any Symphony Dynamo Equity Securities or the Equity Securities of any Subsidiary of Symphony Dynamo;
     (iii) create, incur, assume or permit to exist any Debt other than any Debt incurred pursuant to the Operative Documents and the Development Budget (including payables incurred in the ordinary course of business) (“Excepted Debt”); provided, however, that the aggregate outstanding principal amount of all such Excepted Debt for borrowed money shall not exceed [ * ] at any time;
     (iv) declare or pay dividends or other distributions on any Symphony Dynamo Equity Securities other than any dividend declared from the proceeds of a sale or license of a discontinued Program to a third party, in respect of which Symphony Dynamo shall be entitled to pay (subject to the existence of lawfully available funds) a dividend equal to the net amount (such net amount calculated as the gross proceeds received less amounts required to be paid in respect of any and all corporate taxes owed by Symphony Dynamo as a result of the receipt of such gross amounts) of such amounts received from such third party;
     (v) enter into any transaction of merger or consolidation, or liquidate, wind up or dissolve itself, or convey, transfer, license, lease or otherwise dispose of all, or a material portion of, its properties, assets or business;
     (vi) other than in respect of the Programs, engage in the development of products for any other company or engage or participate in the development of products or engage in any other material line of business;
     (vii) other than entering into, and performing its obligations under, the Operative Documents and participating in the Programs, engage in any action that negates or is inconsistent with any rights of Dynavax set forth herein;
     (viii) other than as contemplated by the RRD Services Agreement and Section 6.2 of the Amended and Restated Research and Development Agreement, hire, retain or contract for the services of, any employees until the termination of such agreements;
     (ix) incur any financial commitments in respect of the development of the Programs other than those set forth in the Development Plan and the Development Budget, or those approved by the Development Committee and, if so required by the
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terms of Paragraph 11 of the Development Committee Charter, the Symphony Dynamo Board in accordance with the Operative Documents;
     (x) other than any transaction contemplated by the Operative Documents, enter into or engage in any Conflict Transactions without the prior approval of a majority of the Disinterested Directors of the Symphony Dynamo Board; or
     (xi) waive, alter, modify, amend or supplement in any manner whatsoever any material terms and conditions of the RRD Services Agreement, the Funding Agreement, the Subscription Agreement, or Articles 4 and 6 of the Amended and Restated Research and Development Agreement, except in compliance with the terms of the Operative Documents.
          (d) Symphony Dynamo covenants and agrees to deliver, cause to be delivered, and provide access thereto, to each other Party, each Symphony Fund, and such Auditors as Dynavax may designate, so long as such Auditors shall be subject to confidentiality requirements at least as stringent as the Confidentiality Agreement:
     (i) upon request, copies of the then current Development Plan for each quarter, on or before March 31, June 30, September 30, and December 31 of each year;
     (ii) upon request, copies of the then current Development Budget for each quarter, including a report setting forth in reasonable detail the projected expenditures by Symphony Dynamo pursuant to the Development Budget, on or before March 31, June 30, September 30, and December 31 of each year;
     (iii) prior to the close of each fiscal year, Symphony Dynamo shall cause the Manager to seek to obtain from the Symphony Dynamo Auditors the Client Schedules to be provided to Dynavax’s Auditors in connection with the Symphony Dynamo Auditors’ audit of Symphony Dynamo. Within [ * ] Business Days after the close of each fiscal year, Symphony Dynamo (or the Manager acting on its behalf) will provide Dynavax’s Auditors with the requested Client Schedules. If the Symphony Dynamo Auditors deliver the Client Schedules after the end of the fiscal year, Symphony Dynamo (or the Manager acting on its behalf) will provide the completed Client Schedules to Dynavax’s Auditors within [ * ] Business Days of such receipt;
     (iv) prior to the close of each fiscal year, Dynavax’ Vice President of Finance, the Symphony Dynamo Auditors, Dynavax’s Auditors and Symphony Dynamo (or the Manager acting on its behalf) shall agree to a completion schedule that will include (A) the provision by Symphony Dynamo to Dynavax of the financial information reasonably necessary for Dynavax to consolidate and audit the financial results of Symphony Dynamo and (B) the following financial statements, including the related notes thereto, audited and certified by the Symphony Dynamo Auditors: (1) a balance sheet of Symphony Dynamo as of the close of such fiscal year, (2) a statement of net income for such fiscal year, and (3) a statement of cash flows for such fiscal year. Such audited annual financial statements shall set forth in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and
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Symphony Dynamo (or the Manager acting on its behalf) shall, to the extent that Symphony Dynamo (or the Manager acting on its behalf), using commercially reasonable means, can procure such an opinion, be accompanied by an opinion thereon of the Symphony Dynamo Auditors to the effect that such financial statements present fairly, in all material respects, the financial position of Symphony Dynamo and its results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances;
     (v) within [ * ] Business Days following each calendar month and upon receipt from Dynavax of its monthly invoice to Symphony Dynamo, current accrued monthly vendor expenses and prepaid expenses: (A) the unaudited balance sheet of Symphony Dynamo for the previous calendar month; (B) the unaudited statement of net income for such previous calendar month; (C) the unaudited statement of cash flows for such previous calendar month; (D) the trial balance schedule for such previous calendar month; and (E) related account reconciliations for such previous calendar month;
     (vi) any other documents, materials or other information, including information and documentation of internal controls and reporting as may be required by applicable law, rule or regulation (including information prepared in support of Symphony Dynamo’s efforts pursuant to Section 5(e)) pertaining to Holdings, the Programs or Symphony Dynamo as Dynavax may reasonably request, including preliminary financial information;
     (vii) within [ * ] Business Days following its receipt thereof from Symphony Dynamo’s tax return preparer, a copy of each income tax return to be filed by Symphony Dynamo with any foreign, federal, state or local taxing authority (including all supporting schedules thereto);
     (viii) promptly, and in any event within [ * ] Business Days of receipt thereof, copies of any notice to Symphony Dynamo from any federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that would reasonably be expected to have a Material Adverse Effect on Symphony Dynamo;
     (ix) promptly upon receipt thereof, notice of all actions, suits, investigations, litigation and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting Symphony Dynamo;
     (x) promptly upon receipt thereof, copies of any other notices, requests, reports, financial statements and other information and documents received by Symphony Dynamo under or pursuant to any other Operative Document, including, without limitation, any notices of breach or termination of any subcontracts or licenses entered into or permitted pursuant to the Operative Documents; and
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     (xi) with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of Symphony Dynamo or relating to the ability of Symphony Dynamo to perform its obligations hereunder and under the Operative Documents as from time to time may be reasonably requested by Dynavax and/or Holdings;
provided, that neither Symphony Dynamo, nor the Manager acting on behalf of Symphony Dynamo, shall have any liability to Dynavax for the failure to deliver financial documents or other materials hereunder, if such failure was caused by a failure of Dynavax to provide, in a timely manner, data required to prepare such financial documents or other materials to Symphony Dynavax in a timely manner.
          (e) Symphony Dynamo will use commercially reasonable efforts, at its own expense (as set forth in the Management Budget), to cooperate with Dynavax in meeting Dynavax’s government compliance, disclosure, and financial reporting obligations, including without limitation under the Sarbanes-Oxley Act of 2002 and any rules and regulations promulgated thereunder, and under FASB Interpretation No. 46. Without limiting the foregoing, Symphony Dynamo further covenants, until the expiration of the Term, that (w) the principal executive officer and the principal financial officer of Symphony Dynamo, or persons performing similar functions, shall provide certifications to Dynavax corresponding to those required with respect to public companies for which a class of securities is registered under the Exchange Act (“Public Companies”) under Sections 302 and 906 of the Sarbanes-Oxley Act of 2002; (x) Symphony Dynamo shall maintain a system of disclosure controls and internal controls (as defined under the Exchange Act) and conduct quarterly and annual evaluations of the effectiveness of such controls as required under the Exchange Act for Public Companies; (y) Symphony Dynamo shall provide to Dynavax an attestation report of the Symphony Dynamo Auditors with respect to Symphony Dynamo management’s assessment of Symphony Dynamo’s internal controls as required under the Exchange Act for Public Companies; and (z) Symphony Dynamo will maintain, or cause to have maintained, such sufficient evidentiary support for management’s assessment of the effectiveness of Symphony Dynamo’s internal controls as required for Public Companies.
          (f) Dynavax agrees to provide reasonable assistance and support for the financial operations of Symphony Dynamo as may be reasonably requested by Symphony Dynamo from time to time during the Term; provided that any such services shall be pursuant to a separate agreement specifying the nature and amount of assistance and support to be provided and the reimbursement to Dynavax of costs plus a reasonable profit in the provision of such assistance and support.
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          Section 6. Notice of Material Event. Each Party agrees that, upon it receiving knowledge of a material event or development with respect to any of the transactions contemplated hereby that, to the knowledge of its executive officers, is not known to the other Parties, such Party shall notify the other Parties in writing within three (3) Business Days of the receipt of such knowledge by any executive officer of such Party; provided, that the failure to provide such notice shall not impair or otherwise be deemed a waiver of any rights any Party may have arising from such material event or development and that notice under this Section 6 shall not in itself constitute notice of any breach of any of the Operative Documents.
          Section 7. Assignment; Transfers; Legend.
          (a) Assignment by Dynavax and Symphony Dynamo. Neither Dynavax nor Symphony Dynamo may assign, delegate, transfer, sell or otherwise dispose of (collectively, “Transfer”), in whole or in part, any or all of their rights or obligations hereunder to any Person (a “Transferee”) without the prior written approval of each of the other Parties; provided, however, that Dynavax, without the prior approval of each of the other Parties, acting in accordance with Article 14 of the Amended and Restated Research and Development Agreement, may make such Transfer to any Person which acquires all or substantially all of Dynavax’s assets or business (or assets or business related to the Programs) or which is the surviving or resulting Person in a merger or consolidation with Dynavax; provided, further, that in the event of any Transfer, Dynavax or Symphony Dynamo, as applicable, shall provide written notice to the other Parties of any such Transfer not later than thirty (30) days after such Transfer setting forth the identity and address of the Transferee and summarizing the terms of the Transfer. In no event shall such assignment alter the definition of “Dynavax Common Stock” except as a result of the surviving or resulting “parent” entity in a merger being other than Dynavax, in which case any reference to Dynavax Common Stock shall be deemed to instead reference the common stock, if any, of the surviving or resulting entity.
          (b) Assignment and Transfers by Holdings. Prior to the expiration of the Purchase Option, Holdings may not Transfer, in whole or in part, any or all of its Symphony Dynamo Equity Securities or any or all of its rights or obligations hereunder to any Person (other than Dynavax) without the prior written consent of Dynavax. In addition, any Transfer of Symphony Dynamo Equity Securities by Holdings or any other Person to any Person other than Dynavax shall be conditioned upon, and no effect shall be given to any such Transfer unless such transferee shall agree in writing in form and substance satisfactory to Dynavax to be bound by all of the terms and conditions hereunder, including the Purchase Option, as if such transferee were originally designated as “Holdings” hereunder.
          (c) Legend. Any certificates evidencing Symphony Dynamo Equity Securities shall bear a legend in substantially the following form:
THE SECURITIES OF SYMPHONY DYNAMO, INC., EVIDENCED HEREBY ARE SUBJECT TO AN OPTION, HELD BY DYNAVAX, AS DESCRIBED IN A PURCHASE OPTION AGREEMENT (THE “PURCHASE OPTION AGREEMENT”) DATED AS OF APRIL 18, 2006, BY AND AMONG DYNAVAX TECHNOLOGIES CORPORATION, AND THE OTHER PARTIES THERETO, TO PURCHASE SUCH SECURITIES AT A
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Purchase Option Agreement

PURCHASE PRICE DETERMINED PURSUANT TO SECTION 2 OF THE PURCHASE OPTION AGREEMENT, EXERCISABLE BY WRITTEN NOTICE AT ANY TIME DURING THE PERIOD SET FORTH THEREIN. COPIES OF THE PURCHASE OPTION AGREEMENT ARE AVAILABLE AT THE PRINCIPAL PLACE OF BUSINESS OF SYMPHONY DYNAMO, INC. AT 7361 CALHOUN PLACE, SUITE 325, ROCKVILLE, MARYLAND 20855, AND WILL BE FURNISHED TO THE HOLDER HEREOF UPON WRITTEN REQUEST WITHOUT COST.
          Section 8. Costs and Expenses; Payments.
          (a) Symphony Dynamo Costs and Expenses. Symphony Dynamo shall pay any of its ongoing legal expenses with respect to the transactions described in the Operative Documents from the funds allocated for such purpose in the Management Budget.
          (b) Costs and Expenses of the Purchase Option. Except as otherwise specified in Section 2(g) hereof, each Party shall pay its own costs and expenses incurred in connection with the exercise of the Purchase Option.
          (c) Payments to Holdings. Payment of the Purchase Price, plus any costs and expenses payable by Symphony Dynamo under Section 2(g) hereof, shall be made to the account of Holdings contemporaneously with or prior to the payout of the Purchase Price on the Purchase Option Closing Date no later than 1:00 pm (New York time).
          Section 9. Expiration; Termination of Agreement
          (a) Unexercised Expiration or Termination. If the Purchase Option granted hereunder shall terminate or expire unexercised, and the Program Option shall have previously been exercised, then Dynavax shall make a cash payment to Holdings in an amount equal to [ * ] in accordance with Section 11.1(c) of the Amended and Restated Research Agreement.
          (b) Termination.
     (i) This Agreement shall terminate upon the mutual written consent of all of the Parties.
     (ii) Subject to Section 1(c)(iv) hereof, each of Holdings and Symphony Dynamo may terminate this Agreement in the event that Symphony Dynamo terminates the Amended and Restated Research and Development Agreement in accordance with its terms.
          Section 10. Survival; Indemnification.
          (a) Survival of Representations and Warranties; Expiration of Certain Covenants.
     (i) The representations and warranties of the Parties contained in this Agreement shall survive for a period of one year from the making of such representations. The liability of the Parties related to their respective representations and
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Purchase Option Agreement

warranties hereunder shall not be reduced by any investigation made at any time by or on behalf of Holdings, Symphony Dynamo or Dynavax, as applicable.
     (ii) For the avoidance of doubt, the covenants and agreements set forth in Sections 4(b), 5(b)(i), 5(b)(v)-(ix), 5(b)(xi)-(xiv), 5(c), 5(d)(i), 5(d)(ii) and 5(d)(viii)-(xi) shall, upon the expiration of the Term, expire and end without any further obligation by Symphony Dynamo or Holdings thereunder.
     (iii) For the avoidance of doubt, the covenants and agreements set forth in Sections 5(b)(ii)-(iii), 5(b)(x), 5(d)(iii)-(v), 5(d)(vii), and 5(e) shall, upon the completion of all the reporting, accounting and other obligations set forth therein with respect to the fiscal year in which this Agreement shall terminate, expire and end without any further obligation by Symphony Dynamo or Holdings thereunder.
          (b) Indemnification. To the greatest extent permitted by applicable law, Dynavax shall indemnify and hold harmless Holdings and Symphony Dynamo and Holdings shall indemnify and hold harmless Dynavax, and each of their respective Affiliates, officers, directors, employees, agents, partners, members, successors, assigns, representatives of, and each Person, if any (including any officers, directors, employees, agents, partners, members of such Person) who controls Holdings, Symphony Dynamo and Dynavax, as applicable, within the meaning of the Securities Act or the Exchange Act, (each, an “Indemnified Party”), from and against any and all actions, causes of action, suits, claims, losses, costs, interest, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (hereinafter, a “Loss”), incurred by any Indemnified Party as a result of, or arising out of, or relating to: (i) in the case of Dynavax being the Indemnifying Party, (A) any breach of any representation or warranty made by Dynavax herein or in any certificate, instrument or document delivered in connection and contemporaneously herewith, or (B) any breach of any covenant, agreement or obligation of Dynavax contained herein or in any certificate, instrument or document delivered hereunder, and (ii) in the case of Holdings being the Indemnifying Party, (A) any breach of any representation or warranty made by Holdings or Symphony Dynamo herein or in any certificate, instrument or document delivered in connection and contemporaneously herewith, or (B) any breach of any covenant, agreement or obligation of Holdings or Symphony Dynamo contained herein or in any certificate, instrument or document delivered hereunder. To the extent that the foregoing undertaking by Dynavax or Holdings may be unenforceable for any reason, such Party shall make the maximum contribution to the payment and satisfaction of any Loss that is permissible under applicable law.
          (c) Notice of Claims. Any Indemnified Party that proposes to assert a right to be indemnified under this Section 10 shall notify Dynavax or Holdings, as applicable (the “Indemnifying Party”), promptly after receipt of notice of commencement of any action, suit or proceeding against such Indemnified Party (an “Indemnified Proceeding”) in respect of which a claim is to be made under this Section 10, or the incurrence or realization of any Loss in respect of which a claim is to be made under this Section 10, of the commencement of such Indemnified Proceeding or of such incurrence or realization, enclosing a copy of all relevant documents, including all papers served and claims made, but the omission to so notify the applicable
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Purchase Option Agreement

Indemnifying Party promptly of any such Indemnified Proceeding or incurrence or realization shall not relieve (x) such Indemnifying Party from any liability that it may have to such Indemnified Party under this Section 10 or otherwise, except, as to such Indemnifying Party’s liability under this Section 10, to the extent, but only to the extent, that such Indemnifying Party shall have been prejudiced by such omission, or (y) any other indemnitor from liability that it may have to any Indemnified Party under the Operative Documents.
          (d) Defense of Proceedings. In case any Indemnified Proceeding shall be brought against any Indemnified Party, it shall notify the applicable Indemnifying Party of the commencement thereof as provided in Section 10(c), and such Indemnifying Party shall be entitled to participate in, and provided such Indemnified Proceeding involves a claim solely for money damages and does not seek an injunction or other equitable relief against the Indemnified Party and is not a criminal or regulatory action, to assume the defense of, such Indemnified Proceeding with counsel reasonably satisfactory to such Indemnified Party. After notice from such Indemnifying Party to such Indemnified Party of such Indemnifying Party’s election so to assume the defense thereof and the failure by such Indemnified Party to object to such counsel within ten (10) Business Days following its receipt of such notice, such Indemnifying Party shall not be liable to such Indemnified Party for legal or other expenses related to such Indemnified Proceedings incurred after such notice of election to assume such defense except as provided below and except for the reasonable costs of investigating, monitoring or cooperating in such defense subsequently incurred by such Indemnified Party reasonably necessary in connection with the defense thereof. Such Indemnified Party shall have the right to employ its counsel in any such Indemnified Proceeding, but the reasonable fees and expenses of such counsel shall be at the expense of such Indemnified Party unless:
     (i) the employment of counsel by such Indemnified Party at the expense of the applicable Indemnifying Party has been authorized in writing by such Indemnifying Party;
     (ii) such Indemnified Party shall have reasonably concluded in its good faith (which conclusion shall be determinative unless a court determines that such conclusion was not reached reasonably and in good faith) that there is or may be a conflict of interest between the applicable Indemnifying Party and such Indemnified Party in the conduct of the defense of such Indemnified Proceeding or that there are or may be one or more different or additional defenses, claims, counterclaims, or causes of action available to such Indemnified Party (it being agreed that in any case referred to in this clause (ii) such Indemnifying Party shall not have the right to direct the defense of such Indemnified Proceeding on behalf of the Indemnified Party);
     (iii) the applicable Indemnifying Party shall not have employed counsel reasonably acceptable to the Indemnified Party, to assume the defense of such Indemnified Proceeding within a reasonable time after notice of the commencement thereof (provided, however, that this clause (iii) shall not be deemed to constitute a waiver of any conflict of interest that may arise with respect to any such counsel); or
     (iv) any counsel employed by the applicable Indemnifying Party shall fail to timely commence or diligently conduct the defense of such Indemnified Proceeding and
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Purchase Option Agreement

such failure has materially prejudiced (or, in the reasonable judgment of the Indemnified Party, is in danger of materially prejudicing) the outcome of such Indemnified Proceeding;
in each of which cases the reasonable fees and expenses of counsel for such Indemnified Party shall be at the expense of such Indemnifying Party. Only one counsel shall be retained by all Indemnified Parties with respect to any Indemnified Proceeding, unless counsel for any Indemnified Party reasonably concludes in good faith (which conclusion shall be determinative unless a court determines that such conclusion was not reached reasonably and in good faith) that there is or may be a conflict of interest between such Indemnified Party and one or more other Indemnified Parties in the conduct of the defense of such Indemnified Proceeding or that there are or may be one or more different or additional defenses, claims, counterclaims, or causes or action available to such Indemnified Party.
          (e) Settlement. Without the prior written consent of such Indemnified Party, such Indemnifying Party shall not settle or compromise, or consent to the entry of any judgment in, any pending or threatened Indemnified Proceeding, unless such settlement, compromise, consent or related judgment (i) includes an unconditional release of such Indemnified Party from all liability for Losses arising out of such claim, action, investigation, suit or other legal proceeding, (ii) provides for the payment of money damages as the sole relief for the claimant (whether at law or in equity), (iii) involves no finding or admission of any violation of law or the rights of any Person by the Indemnified Party, and (iv) is not in the nature of a criminal or regulatory action. No Indemnified Party shall settle or compromise, or consent to the entry of any judgment in, any pending or threatened Indemnified Proceeding in respect of which any payment would result hereunder or under the Operative Documents without the prior written consent of the Indemnifying Party, such consent not to be unreasonably conditioned, withheld or delayed.
          Section 11. No Petition. Each of Dynavax and Holdings covenants and agrees that, prior to the date which is one year and one day after the expiration of the Purchase Option Period, it will not institute or join in the institution of any bankruptcy, insolvency, reorganization or similar proceeding against Symphony Dynamo. The provisions of this Section 11 shall survive the termination of this Agreement.
          Section 12. Third-Party Beneficiary. Each of the Parties agrees that each Symphony Fund shall be a third-party beneficiary of this Agreement.
          Section 13. Notices. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted to be given to any Party shall be in writing and shall be deemed given only if delivered to the Party personally or sent to the Party by facsimile transmission (promptly followed by a hard-copy delivered in accordance with this Section 13), by next Business Day delivery by a nationally recognized courier service, or by registered or certified mail (return receipt requested), with postage and registration or certification fees thereon prepaid, addressed to the Party at its address set forth below:
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Purchase Option Agreement

Dynavax:
Dynavax Technologies Corporation
2929 Seventh Street, Suite 100
Berkeley, CA 94710
Attn: Deborah Smeltzer, VP, Operations & CFO
Facsimile: (510) 848-1327
Symphony Dynamo:
Symphony Dynamo, Inc.
7361 Calhoun Place, Suite 325
Rockville, MD 20850
Attn: Charles W. Finn, Ph.D.
Facsimile: (301) 762-6154
Holdings:
Symphony Dynamo Holdings LLC
7361 Calhoun Place, Suite 325
Rockville, MD 20850
Attn: Joseph P. Clancy
Facsimile: (301) 762-6154
   with copies to:
Symphony Capital Partners, L.P.
875 Third Avenue
18th Floor
New York, NY 10022
Attn: Mark Kessel
Facsimile: (212) 632-5401
   and
Symphony Strategic Partners, LLC
875 Third Avenue
18th Floor
New York, NY 10022
Attn: Mark Kessel
Facsimile: (212) 632-5401
or to such other address as such Party may from time to time specify by notice given in the manner provided herein to each other Party entitled to receive notice hereunder.
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Purchase Option Agreement

          Section 14. Governing Law; Consent to Jurisdiction and Service of Process.
          (a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York; except to the extent that this Agreement pertains to the internal governance of Symphony Dynamo or Holdings, and to such extent this Agreement shall be governed and construed in accordance with the laws of the State of Delaware.
          (b) Each of the Parties hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court and Delaware State court or federal court of the United States of America sitting in The City of New York, Borough of Manhattan or Wilmington, Delaware, and any appellate court from any jurisdiction thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the Parties hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court, any such Delaware State court or, to the fullest extent permitted by law, in such federal court. Each of the Parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Party may otherwise have to bring any action or proceeding relating to this Agreement.
          (c) Each of the Parties irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or federal court, or any Delaware State or federal court. Each of the Parties hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each of the parties hereby consents to service of process by mail.
          SECTION 15. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT.
          Section 16. Entire Agreement. This Agreement (including any Annexes, Schedules, Exhibits or other attachments hereto) constitutes the entire agreement between the Parties with respect to the matters covered hereby and supersedes all prior agreements and understanding with respect to such matters between the Parties.
          Section 17. Amendment; Successors; Counterparts.
          (a) The terms of this Agreement shall not be altered, modified, amended, waived or supplemented in any manner whatsoever except by a written instrument signed by each of the Parties.
          (b) Except as set forth in Section 12, nothing expressed or implied herein is intended or shall be construed to confer upon or to give to any Person, other than the Parties, any
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Purchase Option Agreement

right, remedy or claim under or by reason of this Agreement or of any term, covenant or condition hereof, and all the terms, covenants, conditions, promises and agreements contained herein shall be for the sole and exclusive benefit of the Parties and their successors and permitted assigns.
          (c) This Agreement may be executed in one or more counterparts, each of which, when executed, shall be deemed an original but all of which, taken together, shall constitute one and the same Agreement.
          Section 18. Specific Performance. The Parties acknowledge that irreparable damage would result if this Agreement were not specifically enforced, and they therefore agree that the rights and obligations of the Parties under this Agreement may be enforced by a decree of specific performance issued by a court of competent jurisdiction. Such a remedy shall, however, not be exclusive, and shall be in addition to any other remedies which any Party may have under this Agreement or otherwise. The Parties further acknowledge and agree that a decree of specific performance may not be an available remedy in all circumstances.
          Section 19. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in a manner materially adverse to either party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.
          Section 20. Tax Reporting . The Parties acknowledge and agree that, for all federal and state income tax purposes:
          (a) (i) Holdings shall be treated as the owner of all the Equity Securities of Symphony Dynamo; (ii) the Purchase Option shall be treated as an option to acquire all the Equity Securities of Symphony Dynamo; (iii) the Warrant shall be treated as option premium payable in respect of the grant of the Purchase Option; and (iv) Symphony Dynamo shall be treated as the owner of all the Licensed Intellectual Property and shall be entitled to all deductions claimed under Section 174 of the Code in respect of the Licensed Intellectual Property to the extent of the amounts funded by Symphony Dynamo; and
          (b) no Party shall take any tax position inconsistent with any position described in Section 20(a) above, except (i) in the event of a “determination” (as defined in Section 1313 of the Code) to the contrary, or (ii) in the event either of the Parties receives an opinion of counsel to the effect that there is no reasonable basis in law for such a position or that a tax return cannot be prepared based on such a position without being subject to substantial understatement penalties; provided, however, that in the case of Dynavax, such counsel shall be reasonably satisfactory to Holdings.
{SIGNATURES FOLLOW ON NEXT PAGE}
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Purchase Option Agreement

          IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and year first above written.

DYNAVAX TECHNOLOGIES CORPORATION
By:	/s/ Dino Dina
	Name:	Dino Dina, M.D.
	Title:	President & Chief Executive Officer

SYMPHONY DYNAMO HOLDINGS LLC
By:	Symphony Capital Partners, L.P.,
its Manager

By:	Symphony Capital GP, L.P.,
its general partner

By:	Symphony GP, LLC,
its general partner

By:	/s/ Mark Kessel
	Name:	Mark Kessel
	Title:	Managing Member

SYMPHONY DYNAMO, INC.
By:	/s/ Harri V. Taranto
	Name:	Harri V. Taranto
	Title:	Chairman of the Board

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Purchase Option Agreement

SCHEDULE I
PURCHASE PRICE TABLE
[ * ]
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ANNEX A
CERTAIN DEFINITIONS
          “$” means United States dollars.
          “Accredited Investor” has the meaning set forth in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended.
          “Act” means the Delaware Limited Liability Company Act, 6 Del. C. § 18-101 et seq.
          “Ad Hoc Meeting” has the meaning set forth in Paragraph 6 of Annex B of the Amended and Restated Research and Development Agreement.
          “Additional Funds” has the meaning set forth in Section 2(b) of the Funding Agreement.
          “Additional Funding Date” has the meaning set forth in Section 3 of the Funding Agreement.
          “Additional Party” has the meaning set forth in Section 13 of the Confidentiality Agreement.
          “Additional Regulatory Filings” means such Governmental Approvals as required to be made under any law applicable to the purchase of the Symphony Dynamo Equity Securities under the Purchase Option Agreement.
          “Adjusted Capital Account Deficit” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
          “Affected Member” has the meaning set forth in Section 27 of the Investors LLC Agreement.
          “Affiliate” means, with respect to any Person (i) any Person directly or indirectly controlling, controlled by or under common control with such Person, (ii) any officer, director, general partner, member or trustee of such Person, or (iii) any Person who is an officer, director, general partner, member or trustee of any Person described in clauses (i) or (ii) of this sentence. For purposes of this definition, the terms “controlling,” “controlled by” or “under common control with” shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person or entity, whether through the ownership of voting securities, by contract or otherwise, or the power to elect at least 50% of the directors, managers, general partners, or persons exercising similar authority with respect to such Person or entities.
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          “Amended and Restated Research and Development Agreement” means the Amended and Restated Research and Development Agreement dated as of the Closing Date, among Dynavax, Holdings and Symphony Dynamo.
          “Asset Value” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
          “Auditors” means an independent certified public accounting firm of recognized national standing.
          [ * ]
          “Bankruptcy Code” means the United States Bankruptcy Code.
          “Berna” has the meaning set forth in Section 11.1(a) of the Amended and Restated Research and Development Agreement.
          “Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in The City of New York or the City of San Francisco are authorized or required by law to remain closed.
          “Cancer Products” mean [ * ].
          “Cancer Program” means the identification, development, manufacture and/or use of any Cancer Products in accordance with the Development Plan.
          “Capital Contributions” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
          “Capitalized Leases” means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases.
          “Cash Available for Distribution” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
          “Chair” has the meaning set forth in Paragraph 4 of Annex B to the Amended and Restated Research and Development Agreement.
          “Change of Control” means and includes the occurrence of any of the following events, but specifically excludes (i) acquisitions of capital stock directly from Dynavax for cash, whether in a public or private offering, (ii) sales of capital stock by stockholders of Dynavax, and (iii) acquisitions of capital stock by or from any employee benefit plan or related trust:
     (a) the merger, reorganization or consolidation of Dynavax into or with another corporation or legal entity in which Dynavax’s stockholders holding the right to vote with respect to matters generally immediately preceding such merger, reorganization or consolidation, own less than fifty percent (50%) of the voting securities of the surviving entity; or
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     (b) the sale of all or substantially all of Dynavax’s assets or business.
          “Class A Member” means a holder of a Class A Membership Interest.
          “Class A Membership Interest” means a Class A Membership Interest in Holdings.
          “Class B Member” means a holder of a Class B Membership Interest.
          “Class B Membership Interest” means a Class B Membership Interest in Holdings.
          “Class C Member” means a holder of a Class C Membership Interest.
          “Class C Membership Interest” means a Class C Membership Interest in Holdings.
          “Closing Certificate for Section 5.1(e)” means the written certificate, pertaining to the representations made by Dynavax under Section 5.1(e) of the Novated and Restated Technology License Agreement, provided by Dynavax to Symphony Dynamo Holdings LLC and Symphony Dynamo on the Closing Date.
          “Closing Certificate for Section 5.1(f)” means the written certificate, pertaining to the representations made by Dynavax under Section 5.1(f) of the Novated and Restated Technology License Agreement, provided by Dynavax to Symphony Dynamo Holdings LLC and Symphony Dynamo on the Closing Date.
          “Client Schedules” has the meaning set forth in Section 5(b)(i) of the RRD Services Agreement.
          “Clinical Budget Component” has the meaning set forth in Section 4.1 of the Amended and Restated Research and Development Agreement.
          “Closing Date” means April 18, 2006.
          “CMC” means the chemistry, manufacturing and controls documentation as required for filings with Regulatory Authority relating to the manufacturing, production and testing of drug products.
          “Code” means the Internal Revenue Code of 1986, as amended from time to time.
          “Committed Capital” means $50,000,000.00.
          “Common Stock” means the common stock, par value $0.01 per share, of Symphony Dynamo.
          “Company Expenses” has the meaning set forth in Section 5.09 of the Holdings LLC Agreement.
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          “Company Property” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
          “Confidential Information” has the meaning set forth in Section 2 of the Confidentiality Agreement.
          “Confidentiality Agreement” means the Confidentiality Agreement, dated as of the Closing Date, among Symphony Dynamo, Holdings, Dynavax, each Symphony Fund, SCP, SSP, Investors, Symphony Capital, RRD and Ann M. Arvin, M.D.
          “Conflict Transaction” has the meaning set forth in Article X of the Symphony Dynamo Charter.
          “Control” means, with respect to any material, information or intellectual property right, that a Party owns or has a license to such item or right, and has the ability to grant the other Party access, a license or a sublicense (as applicable) in or to such item or right as provided in the Operative Documents without violating the terms of any agreement or other arrangement with any third party.
          “Debt” of any Person means, without duplication:
     (a) all indebtedness of such Person for borrowed money,
     (b) all obligations of such Person for the deferred purchase price of property or services (other than any portion of any trade payable obligation that shall not have remained unpaid for 91 days or more from the later of (A) the original due date of such portion and (B) the customary payment date in the industry and relevant market for such portion),
     (c) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments,
     (d) all obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (whether or not the rights and remedies of the seller or lender under such agreement in an event of default are limited to repossession or sale of such property),
     (e) all Capitalized Leases to which such Person is a party,
     (f) all obligations, contingent or otherwise, of such Person under acceptance, letter of credit or similar facilities,
     (g) all obligations of such Person to purchase, redeem, retire, defease or otherwise acquire for value any Equity Securities of such Person,
     (h) the net amount of all financial obligations of such Person in respect of Hedge Agreements,
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     (i) the net amount of all other financial obligations of such Person under any contract or other agreement to which such Person is a party,
     (j) all Debt of other Persons of the type described in clauses (a) through (i) above guaranteed, directly or indirectly, in any manner by such Person, or in effect guaranteed, directly or indirectly, by such Person through an agreement (A) to pay or purchase such Debt or to advance or supply funds for the payment or purchase of such Debt, (B) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Debt or to assure the holder of such Debt against loss, (C) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (D) otherwise to assure a creditor against loss, and
     (k) all Debt of the type described in clauses (a) through (i) above secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Encumbrance on property (including accounts and contract rights) owned or held or used under lease or license by such Person, even though such Person has not assumed or become liable for payment of such Debt.
          “Development Budget” means the budget (comprised of the Management Budget Component and the Clinical Budget Component) for the implementation of the Development Plan (the initial form of which was agreed upon by Dynavax and Symphony Dynamo as of the Closing Date and attached to the Amended and Restated Research and Development Agreement as Annex D thereto), as may be further developed and revised from time to time in accordance with the Development Committee Charter and the Amended and Restated Research and Development Agreement.
          “Development Committee” has the meaning set forth in Article 3 of the Amended and Restated Research and Development Agreement.
          “Development Committee Charter” has the meaning set forth in Article 3 of the Amended and Restated Research and Development Agreement.
          “Development Committee Member” has the meaning set forth in Paragraph 1 of Annex B to the Amended and Restated Research and Development Agreement.
          “Development Plan” means the development plan covering all the Programs (the initial form of which was agreed upon by Dynavax and Symphony Dynamo as of the Closing Date and attached to the Amended and Restated Research and Development Agreement as Annex C thereto), as may be further developed and revised from time to time in accordance with the Development Committee Charter and the Amended and Restated Research and Development Agreement.
          “Development Services” has the meaning set forth in Section 1(b) of the RRD Services Agreement.
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

          “Director(s)” has the meaning set forth in the Preliminary Statement of the Indemnification Agreement.
          “Disclosing Party” has the meaning set forth in Section 3 of the Confidentiality Agreement.
          “Discontinuation Closing Date” has the meaning set forth in Section 11.3 of the Amended and Restated Research and Development Agreement.
          “Discontinuation Date” means any date designated by Symphony Dynamo which shall occur on or after the 90th day following the receipt by Dynavax of notice from Symphony Dynamo of Symphony Dynamo’s intent to discontinue a Program in accordance with the terms of the Amended and Restated Research and Development Agreement.
          “Discontinuation Option” has the meaning set forth in Section 11.3 of the Amended and Restated Research and Development Agreement.
          “Discontinuation Price” has the meaning set forth in Section 11.3 of the Amended and Restated Research and Development Agreement.
          “Discontinuation Price Dispute Notice” has the meaning set forth in Section 11.3(b) of the Amended and Restated Research and Development Agreement.
          “Discontinued Program” has the meaning set forth in Section 2.11 of the Novated and Restated Technology License Agreement.
          “Discontinuation Program Funding” has the meaning set forth in Section 11.3(b) of the Amended and Restated Research and Development Agreement.
          “Disinterested Directors” has the meaning set forth in Article X of the Symphony Dynamo Charter.
          “Distribution” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
          “Dynavax” means Dynavax Technologies Corporation, a Delaware corporation.
          “Dynavax Common Stock” means the common stock, par value $0.001 per share, of Dynavax.
          “Dynavax Common Stock Valuation” has the meaning set forth in Section 2(e) of the Purchase Option Agreement.
          “Dynavax Obligations” has the meaning set forth in Section 6.1 of the Amended and Restated Research and Development Agreement.
          “Dynavax Personnel” has the meaning set forth in Section 8.4 of the Amended and Restated Research and Development Agreement.
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

          “Dynavax Subcontractor” has the meaning set forth in Section 6.2 of the Amended and Restated Research and Development Agreement.
          “Early Purchase Option Exercise” has the meaning set forth in Section 1(c)(iv) of the Purchase Option Agreement.
          “Effective Registration Date” has the meaning set forth in Section 1(b) of the Registration Rights Agreement
          “Encumbrance” means (i) any security interest, pledge, mortgage, lien (statutory or other), charge or option to purchase, lease or otherwise acquire any interest, (ii) any adverse claim, restriction, covenant, title defect, hypothecation, assignment, deposit arrangement, license or other encumbrance of any kind, preference or priority, or (iii) any other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement).
          “Enhancements” means findings, improvements, discoveries, inventions, additions, modifications, enhancements, derivative works, clinical development data, or changes to the Licensed Intellectual Property and/or Regulatory Files, in each case whether or not patentable.
          “Equity Securities” means, with respect to any Person, shares of capital stock of (or other ownership or profit interests in) such Person, warrants, options or other rights for the purchase or other acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or other acquisition from such Person of such shares (or such other interests), and other ownership or profit interests in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination.
          “ERISA” means the United States Employee Retirement Income Security Act of 1974, as amended.
          “Excepted Debt” has the meaning set forth in Section 5(c)(iii) of the Purchase Option Agreement.
          “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
          “Excluded ISS” means [ * ].
          “Existing NDA” has the meaning set forth in Section 2 of the Confidentiality Agreement.
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

          “External Directors” has the meaning set forth in the preamble of the Confidentiality Agreement.
          “FDA” means the United States Food and Drug Administration or its successor agency in the United States.
          “FDA Sponsor” has the meaning set forth in Section 5.1 of the Amended and Restated Research and Development Agreement.
          “Final Discontinuation Price” has the meaning set forth in Section 11.3(c) of the Amended and Restated Research and Development Agreement.
          “Financial Audits” has the meaning set forth in Section 6.6 of the Amended and Restated Research and Development Agreement.
          “Financing” has the meaning set forth in the Preliminary Statement of the Purchase Option Agreement.
          “Fiscal Year” has the meaning set forth in each Operative Document in which it appears.
          “Form S-3” means the Registration Statement on Form S-3 as defined under the Securities Act.
          “FTE” has the meaning set forth in Section 4.1 of the Amended and Restated Research and Development Agreement.
          “Funding Agreement” means the Funding Agreement, dated as of the Closing Date, among Dynavax, SCP and Investors.
          “Funding Notice” has the meaning set forth in Section 2(b) of the Funding Agreement.
          “GAAP” means generally accepted accounting principles in effect in the United States of America from time to time.
          “Governmental Approvals” means authorizations, consents, orders, declarations or approvals of, or filings with, or terminations or expirations of waiting periods imposed by any Governmental Authority.
          “Governmental Authority” means any United States or non-United States federal, national, supranational, state, provincial, local, or similar government, governmental, regulatory or administrative authority, agency or commission or any court, tribunal, or judicial or arbitral body.
          “Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

          “Hedge Agreement” means any interest rate swap, cap or collar agreement, interest rate future or option contract, currency swap agreement, currency future or option contract or other similar hedging agreement.
          “Hepatitis B Products” mean [ * ].
          “Hepatitis B Program” means the identification, development, manufacture and/or use of any Hepatitis B Products in Accordance with the Development Plan.
          “Hepatitis C Products” mean [ * ].
          “Hepatitis C Program” means the identification, development, manufacture and/or use of any Hepatitis C Products in Accordance with the Development Plan.
          “Holdings” means Symphony Dynamo Holdings LLC, a Delaware limited liability company.
          “Holdings Claims” has the meaning set forth in Section 5.01 of the Warrant Purchase Agreement.
          “Holdings LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of Holdings, dated as of the Closing Date.
          “HSR Act Filings” means the premerger notification and report forms required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
          “IND” means an Investigational New Drug Application, as described in 21 U.S.C. § 355(i)(1) and 21 C.F.R. § 312 in the regulations promulgated by the United States Food and Drug Administration, or any foreign equivalent thereof.
          “Indemnification Agreement” means the Indemnification Agreement among Symphony Dynamo and the Directors named therein, dated as of the Closing Date.
          “Indemnified Party” has the meaning set forth in each Operative Document in which it appears.
          “Indemnified Proceeding” has the meaning set forth in each Operative Document in which it appears.
          “Indemnifying Party” has the meaning set forth in each Operative Document in which it appears.
          “Independent Accountant” has the meaning set forth in Section 11.3(c) of the Amended and Restated Research and Development Agreement.
          “Initial Development Budget” means the initial development budget prepared by representatives of Symphony Dynamo and Dynavax prior to the Closing Date, and attached to the Amended and Restated Research and Development Agreement as Annex D thereto.
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

          “Initial Development Plan” means the initial development plan prepared by representatives of Symphony Dynamo and Dynavax prior to the Closing Date, and attached to the Amended and Restated Research and Development Agreement as Annex C thereto.
          “Initial Funds” has the meaning set forth in Section 2(a) of the Funding Agreement.
          “Initial Holdings LLC Agreement” means the Agreement of Limited Liability Company of Holdings, dated January 10, 2006.
          “Initial Investors LLC Agreement” means the Agreement of Limited Liability Company of Investors, dated January 10, 2006.
          “Initial LLC Member” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
          “Interest Certificate” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
          Investment Company Act” means the Investment Company Act of 1940, as amended.
          “Investment Overview” means the investment overview describing the transactions entered into pursuant to the Operative Documents.
          “Investment Policy” has the meaning set forth in Section 1(a)(vi) of the RRD Services Agreement.
          “Investors” means Symphony Dynamo Investors LLC.
          “Investors LLC Agreement” means the Amended and Restated Agreement of Limited Liability Company of Investors dated as of the Closing Date
          “IRS” means the U.S. Internal Revenue Service.
          “ISS” means any synthetic oligonucleotide sequence or chimeric oligonucleotide sequence that modulates an immune response, including, but not limited to, such sequences referred to by Dynavax as immunostimulatory sequences, chimeric immunomodulatory compounds and branched immunomodulatory compounds.
          “Knowledge” means the actual (and not imputed) knowledge of the executive officers of Dynavax, without the duty of inquiry or investigation.
          “Law” means any law, statute, treaty, constitution, regulation, rule, ordinance, order or Governmental Approval, or other governmental restriction, requirement or determination, of or by any Governmental Authority.
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

          “License” has the meaning set forth in the Preliminary Statement of the Purchase Option Agreement.
          “Licensed Intellectual Property” means the Licensed Patent Rights, Symphony Dynamo Enhancements, Licensor Enhancements and the Licensed Know-How.
          “Licensed Know-How” means [ * ].
     (a) “Licensed Patent Rights” means:[ * ].
          “Licensor” means Dynavax.
          “Licensor Enhancements” means [ * ].
          “Lien” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
          “Liquidating Event” has the meaning set forth in Section 8.01 of the Holdings LLC Agreement.
          “LLC Agreements” means the Initial Holdings LLC Agreement, the Holdings LLC Agreement, the Initial Investors LLC Agreement and the Investors LLC Agreement.
          “Loss” has the meaning set forth in each Operative Document in which it appears.
          “Management Budget Component” has the meaning set forth in Section 4.1 of the Amended and Restated Research and Development Agreement.
          “Management Fee” has the meaning set forth in Section 6(a) of the RRD Services Agreement.
          “Manager” means (i) for each LLC Agreement in which it appears, the meaning set forth in such LLC Agreement, and (ii) for each other Operative Document in which it appears, RRD.
          “Management Services” has the meaning set forth in Section 1(a) of the RRD Services Agreement.
          “Manager Event” has the meaning set forth in Section 3.01(g) of the Holdings LLC Agreement.
          “Material Adverse Effect” means, with respect to any Person, a material adverse effect on (i) the business, assets, property or condition (financial or otherwise) of such Person or, (ii) its ability to comply with and satisfy its respective agreements and obligations under the Operative Documents or, (iii) the enforceability of the obligations of such Person of any of the Operative Documents to which it is a party.
          “Material Subsidiary” means, at any time, a Subsidiary of Dynavax having assets in an amount equal to at least 5% of the amount of total consolidated assets of Dynavax and its
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Subsidiaries (determined as of the last day of the most recent reported fiscal quarter of Dynavax) or revenues or net income in an amount equal to at least 5% of the amount of total consolidated revenues or net income of Dynavax and its Subsidiaries for the 12-month period ending on the last day of the most recent reported fiscal quarter of Dynavax.
          “Medical Discontinuation Event” means [ * ].
          “Membership Interest” means (i) for each LLC Agreement in which it appears, the meaning set forth in such LLC Agreement, and (ii) for each other Operative Document in which it appears, the meaning set forth in the Holdings LLC Agreement.
          “NASDAQ” means the National Association of Securities Dealers Automated Quotation System.
          “NDA” means a New Drug Application, as defined in the regulations promulgated by the United States Food and Drug Administration, or any foreign equivalent thereof.
          “Non-Dynavax Capital Transaction” means any (i) sale or other disposition of all or part of the Symphony Dynamo Shares or all or substantially all of the operating assets of Symphony Dynamo, to a Person other than Dynavax or an Affiliate of Dynavax or (ii) distribution in kind of the Symphony Dynamo Shares following the expiration of the Purchase Option.
          “Non-Symphony Dynamo ISS” means [ * ].
          “Novated and Restated Technology License Agreement” means the Novated and Restated Technology License Agreement, dated as of the Closing Date, among Dynavax, Symphony Dynamo and Holdings.
          “Operative Documents” means, collectively, the Indemnification Agreement, the Holdings LLC Agreement, the Purchase Option Agreement, the Warrant Purchase Agreement, the Registration Rights Agreement, the Subscription Agreement, the Technology License Agreement, the Novated and Restated Technology License Agreement, the RRD Services Agreement, the Research and Development Agreement, the Amended and Restated Research and Development Agreement, the Confidentiality Agreement, the Funding Agreement and each other certificate and agreement executed in connection with any of the foregoing documents.
          “Organizational Documents” means any certificates or articles of incorporation or formation, partnership agreements, trust instruments, bylaws or other governing documents.
          “Partial Stock Payment” has the meaning set forth in Section 3(a)(iii) of the Purchase Option Agreement.
          “Party(ies)” means, for each Operative Document or other agreement in which it appears, the parties to such Operative Document or other agreement, as set forth therein. With respect to any agreement in which a provision is included therein by reference to a provision in
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

another agreement, the term “Party” shall be read to refer to the parties to the document at hand, not the agreement that is referenced.
          “Payment Terms” has the meaning set forth in Section 8.2 of the Amended and Restated Research and Development Agreement.
          “Percentage” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
          “Permitted Investments” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
          “Permitted Lien” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
          “Person” means any individual, partnership (whether general or limited), limited liability company, corporation, trust, estate, association, nominee or other entity.
          “Personnel” of a Party means such Party, its employees, subcontractors, consultants, representatives and agents.
          “Prime Rate” means the quoted “Prime Rate” at JPMorgan Chase Bank or, if such bank ceases to exist or is not quoting a base rate, prime rate reference rate or similar rate for United States dollar loans, such other major money center commercial bank in New York City selected by the Manager.
          “Products” means Cancer Products, Hepatitis B Products and Hepatitis C Products.
          “Profit” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
          “Program Option” has the meaning set forth in Section 11.1(a) of the Amended and Restated Research and Development Agreement.
          “Program Option Closing Date” has the meaning set forth in Section 11.1(b) of the Amended and Restated Research and Development Agreement.
          “Program Option Exercise Date” has the meaning set forth in Section 11.1(b) of the Amended and Restated Research and Development Agreement.
          “Program Option Exercise Notice” has the meaning set forth in Section 11.1(b) of the Amended and Restated Research and Development Agreement.
          “Program Option Period” has the meaning set forth in Section 11.1(a) of the Amended and Restated Research and Development Agreement.
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

          “Programs” means Cancer Program, Hepatitis B Program and Hepatitis C Program.
          “Protocol” means a written protocol that meets the substantive requirements of Section 6 of the ICH Guideline for Good Clinical Practice as adopted by the FDA, effective May 9, 1997 and is included within the Development Plan or later modified or added to the Development Plan pursuant to the Amended and Restated Research and Development Agreement.
          “Public Companies” has the meaning set forth in Section 5(e) of the Purchase Option Agreement.
          “Purchase Option” has the meaning set forth in Section 1(a) of the Purchase Option Agreement.
          “Purchase Option Agreement” means this Purchase Option Agreement dated as of the Closing Date, among Dynavax, Holdings and Symphony Dynamo.
          “Purchase Option Closing” has the meaning set forth in Section 2(a) of the Purchase Option Agreement.
          “Purchase Option Closing Date” has the meaning set forth in Section 2(a) of the Purchase Option Agreement.
          “Purchase Option Commencement Date” has the meaning set forth in Section 1(c)(iii) of the Purchase Option Agreement.
          “Purchase Option Exercise Date” has the meaning set forth in Section 2(a) of the Purchase Option Agreement.
          “Purchase Option Exercise Notice” has the meaning set forth in Section 2(a) of the Purchase Option Agreement.
          “Purchase Option Interim Date” has the meaning set forth in Section 2(b)(i) of the Purchase Option Agreement.
          “Purchase Option Period” has the meaning set forth in Section 1(c)(iii) of the Purchase Option Agreement.
          “Purchase Price” has the meaning set forth in Section 2(b) of the Purchase Option Agreement.
          “Put Option” has the meaning set forth in Section 2A of the Purchase Option Agreement.
          “Put Option Exercise Notice” has the meaning set forth in Section 2A of the Purchase Option Agreement.
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

          “QA Audits” has the meaning set forth in Section 6.5 of the Amended and Restated Research and Development Agreement.
          “Quarterly Price” has the meaning set forth in Section 2(b)(i) of the Purchase Option Agreement.
          “Regents” has the meaning set forth in Section 3.1 of the Novated and Restated Technology License Agreement.
          “Regents Agreement” has the meaning set forth in Section 3.1 of the Novated and Restated Technology License Agreement.
          “Registration Rights Agreement” means the Registration Rights Agreement dated as of the Closing Date, between Dynavax and Holdings.
          “Registration Statement” has the meaning set forth in Section 1(b) of the Registration Rights Agreement.
          “Regulatory Authority” means the United States Food and Drug Administration, or any successor agency in the United States, or any health regulatory authority(ies) in any other country that is a counterpart to the FDA and has responsibility for granting registrations or other regulatory approval for the marketing, manufacture, storage, sale or use of drugs in such other country.
          “Regulatory Allocation” has the meaning set forth in Section 3.06 of the Holdings LLC Agreement.
          “Regulatory Files” means any IND, NDA or any other filings filed with any Regulatory Authority with respect to the Programs.
          “Related Oncology Products Agreement” has the meaning set forth in Section 11.4 of the Amended and Restated Research and Development Agreement.
          “Replacement Warrant(s)” has the meaning set forth in Section 7.08 of the Warrant Purchase Agreement.
          “Representative” of any Person means such Person’s shareholders, principals, directors, officers, employees, members, managers and/or partners.
          “Research and Development Agreement” means the Research and Development Agreement dated as of the Closing Date, between Dynavax and Holdings.
          “Rhein” has the meaning set forth in Section 11.1(a) of the Amended and Restated Research and Development Agreement.
          “Rhein Sale Agreement” has the meaning set forth in Section 11.2(a) of the Amended and Restated Research and Development Agreement.
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

          “RRD” means RRD International, LLC, a Delaware limited liability company.
          “RRD Indemnified Party” has the meaning set forth in Section 10(a) of the RRD Services Agreement.
          “RRD Loss” has the meaning set forth in Section 10(a) of the RRD Services Agreement.
          “RRD Parties” has the meaning set forth in Section 9(e) of the RRD Services Agreement.
          “RRD Personnel” has the meaning set forth in Section 1(a)(ii) of the RRD Services Agreement.
          “RRD Services Agreement” means the RRD Services Agreement between Symphony Dynamo and RRD, dated as the Closing Date, 2006.
          “Schedule K-1” has the meaning set forth in Section 9.02(a) of the Holdings LLC Agreement.
          “Scheduled Meeting” has the meaning set forth in Paragraph 6 of Annex B of the Amended and Restated Research and Development Agreement.
          “Scientific Discontinuation Event” has the meaning set forth in Section 4.2(c) of the Amended and Restated Research and Development Agreement.
          “SCP” means Symphony Capital Partners, L.P., a Delaware limited partnership.
          “SD Program Option” has the meaning set forth in Section 11.2(b) of the Amended and Restated Research and Development Agreement.
          “SD Program Option Exercise Notice” has the meaning set forth in Section 11.2(b) of the Amended and Restated Research and Development Agreement.
          “SEC” means the United States Securities and Exchange Commission.
          “Securities Act” means the Securities Act of 1933, as amended.
          “Selected ISS” means [ * ].
          “Shareholder” means any Person who owns any Symphony Dynamo Shares.
          “Solvent” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
          “SSP” means Symphony Strategic Partners, LLC, a Delaware limited liability company.
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

          “Stock Payment Date” has the meaning set forth in Section 2 of the Subscription Agreement.
          “Stock Purchase Price” has the meaning set forth in Section 2 of the Subscription Agreement.
          “Subcontracting Agreement” has the meaning set forth in Section 6.2 of the Amended and Restated Research and Development Agreement.
          “Subscription Agreement” means the Subscription Agreement between Symphony Dynamo and Holdings, dated as the Closing Date.
          “Subsidiary” of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency); (b) the interest in the capital or profits of such partnership, joint venture or limited liability company; or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person’s other Subsidiaries.
          “Surviving Entity” means the surviving or resulting “parent” legal entity which is surviving entity to Dynavax after giving effect to a Change of Control.
          “Symphony Capital” means Symphony Capital LLC, a Delaware limited liability company.
          “Symphony Dynamo” means Symphony Dynamo, Inc., a Delaware corporation.
          “Symphony Dynamo Auditors” has the meaning set forth in Section 5(b) of the RRD Services Agreement.
          “Symphony Dynamo Board” means the board of directors of Symphony Dynamo.
          “Symphony Dynamo By-laws” means the By-laws of Symphony Dynamo, as adopted by resolution of the Symphony Dynamo Board on the Closing Date.
          “Symphony Dynamo Charter” means the Amended and Restated Certificate of Incorporation of Symphony Dynamo, dated as of the Closing Date.
          “Symphony Dynamo Director Event” has the meaning set forth in Section 3.01(h)(i) of the Holdings LLC Agreement.
          “Symphony Dynamo Enhancements” means [ * ].
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

          “Symphony Dynamo Equity Securities” means the Common Stock and any other stock or shares issued by Symphony Dynamo.
          “Symphony Dynamo Loss” has the meaning set forth in Section 10(b) of the RRD Services Agreement.
          “Symphony Dynamo Shares” has the meaning set forth in Section 2.02 of the Holdings LLC Agreement.
          “Symphony Fund(s)” means Symphony Capital Partners, L.P., a Delaware limited partnership, and Symphony Strategic Partners, LLC, a Delaware limited liability company.
          “Tangible Materials” means [ * ].
          “Tax Amount” has the meaning set forth in Section 4.02 of the Holdings LLC Agreement.
          “Technology License Agreement” means the Technology License Agreement, dated as of the Closing Date, between Dynavax and Holdings.
          “Term” has the meaning set forth in Section 4(b)(iii) of the Purchase Option Agreement, unless otherwise stated in any Operative Document.
          “Territory” means the world.
          “Third Party IP” has the meaning set forth in Section 2.11 of the Novated and Restated Technology License Agreement.
          “Third Party Licensor” means a third party from which Dynavax has received a license or sublicense to Licensed Intellectual Property.
          “Transfer” has for each Operative Document in which it appears the meaning set forth in such Operative Document.
          “Transferee” has, for each Operative Document in which it appears, the meaning set forth in such Operative Document.
          “Voluntary Bankruptcy” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
          “Warrant(s)” means the “Warrant” as defined in Section 2.01 of the Warrant Purchase Agreement, and/or any successor certificates exercisable for Warrant Shares issued by Dynavax.
          “Warrant Closing” has the meaning set forth in Section 2.03 of the Warrant Purchase Agreement.
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          “Warrant Date” has the meaning set forth in Section 2.02 of the Warrant Purchase Agreement.
          “Warrant Purchase Agreement” means the Warrant Purchase Agreement, dated as of the Closing Date, between Dynavax and Holdings.
          “Warrant Shares” has the meaning set forth in Section 2.01 of the Warrant Purchase Agreement.
          “Warrant Surrender Price” has the meaning set forth in Section 7.08 of the Warrant Purchase Agreement.
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EXHIBIT 1
PURCHASE OPTION EXERCISE NOTICE
[ * ]
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EXHIBIT 2
FORM OF OPINION COOLEY GODWARD LLP
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ATTORNEYS AT LAW	Broomfield, CO
720 566-4000
Five Palo Alto Square	Reston, VA
3000 El Camino Real	703 456-8000
Palo Alto, CA	San Diego, CA
94306-2155	858 550-6000
Main 650 843-5000	San Francisco, CA
Fax 650 849-7400	415 693-2000

www.cooley.com
April 18, 2006
Symphony Dynamo Holdings LLC
7361 Calhoun Place, Suite 325
Rockville, MD 20850
Dear Ladies and Gentlemen:
We have acted as counsel for Dynavax Technologies Corporation, a Delaware corporation (the “Company”), in connection with the financing of certain of the Company’s research and development programs (the “Financing”). In connection with the Financing, the Company is entering into the agreements listed on Schedule I hereto (collectively, the “Transaction Agreements”). We are rendering this opinion pursuant to Section 3.02(d) of the Warrant Purchase Agreement.
In connection with this opinion, we have examined and relied upon the representations and warranties as to factual matters contained in and made pursuant to the Transaction Agreements by the various parties and originals, or copies certified to our satisfaction, of such records, documents, certificates, opinions, memoranda and other instruments as in our judgment are necessary or appropriate to enable us to render the opinion expressed below.
As to certain factual matters, we have relied upon certificates of officers of the Company and have not sought to independently verify such matters. Where we render an opinion “to our knowledge” or concerning an item “known to us” or our opinion otherwise refers to our knowledge, it is based solely upon (i) an inquiry of attorneys within this firm who have represented the Company in this transaction, (ii) receipt of a certificate executed by an officer of the Company covering such matters and (iii) such other investigation, if any, that we specifically set forth herein.
In rendering this opinion, we have assumed: the authenticity of all documents submitted to us as originals; the conformity to originals of all documents submitted to us as copies; the accuracy, completeness and authenticity of certificates of public officials; the due authorization, execution and delivery of all documents (except the due authorization, execution and delivery by the Company of the Transaction Agreements), where authorization, execution and delivery are prerequisites to the effectiveness of such documents; and the genuineness and authenticity of all signatures on original documents (except the signatures on behalf of the Company on the Transaction Agreements). We have also assumed: that all individuals executing and delivering documents had the legal capacity to so execute and deliver; that the Transaction Agreements are
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Symphony Dynamo Holdings LLC

obligations binding upon the parties thereto other than the Company; that the parties to the Transaction Agreements other than the Company have filed any required California franchise or income tax returns and have paid any required California franchise or income taxes; and that there are no extrinsic agreements or understandings among the parties to the Transaction Agreements or to the Material Agreements (as defined below) that would modify or interpret the terms of any such agreements or the respective rights or obligations of the parties thereunder.
Our opinion is expressed only with respect to the federal laws of the United States of America and the laws of the State of California and the General Corporation Law of the State of Delaware. We note that the parties to the Transaction Agreements have designated the laws of the State of New York as the laws governing the Transaction Agreements. Our opinion in paragraph 6 below as to the validity, binding effect and enforceability of the Transaction Agreements is premised upon the result that would obtain if a California court were to apply the internal laws of the State of California (notwithstanding the designation of the laws of the State of New York) to the interpretation and enforcement of the Transaction Agreements. We express no opinion as to whether the laws of any particular jurisdiction apply, and no opinion to the extent that the laws of any jurisdiction other than those identified above are applicable to the subject matter hereof, and we have not obtained any opinion of counsel under the laws of the State of New York.
We are not rendering any opinion as to any statute, rule, regulation, ordinance, decree or decisional law relating to antitrust, banking, land use, environmental, pension, employee benefit, tax, fraudulent conveyance, usury, laws governing the legality of investments for regulated entities, regulations T, U or X of the Board of Governors of the Federal Reserve System or local law. Furthermore, we express no opinion with respect to compliance with antifraud laws, rules or regulations relating to securities or the offer and sale thereof; compliance with fiduciary duties by the Company’s Board of Directors or stockholders; compliance with safe harbors for disinterested Board of Director or stockholder approvals; compliance with state securities or blue sky laws except as specifically set forth below; or compliance with laws that place limitations on corporate distributions.
With regard to our opinion in paragraph 1 below, we have relied solely upon a certificate of the Secretary of State of the State of Delaware as of a recent date.
With regard to our opinion in paragraph 3 below, with respect to the due and valid authorization of each of the Transaction Documents, we have relied solely upon (i) a certificate of an officer of the Company, (ii) a review of the certificate of incorporation and bylaws of the Company, (iii) a review of the resolutions certified by an officer of the Company, (iv) and a review of the Delaware General Corporation Law.
With regard to our opinion paragraph 4 below concerning material defaults under and any material breaches of any agreement identified on Schedule II hereto, we have relied solely upon
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Symphony Dynamo Holdings LLC

(i) a certificate of an officer of the Company, (ii) a list supplied to us by the Company of material agreements to which the Company is a party, or by which it is bound, a copy of which is attached hereto as Schedule II (the “Material Agreements”) and (iii) an examination of the Material Agreements in the form provided to us by the Company. We have made no further investigation. Further, with regard to our opinion in paragraph 4 below concerning Material Agreements, we express no opinion as to (i) financial covenants or similar provisions therein requiring financial calculations or determinations to ascertain compliance, (ii) provisions therein relating to the occurrence of a “material adverse event” or words of similar import or (iii) any statement or writing that may constitute parol evidence bearing on interpretation or construction.
With regard to our opinion in paragraph 7 below, we express no opinion to the extent that, notwithstanding its current reservation of shares of Common Stock, future issuances of securities of the Company and/or antidilution adjustments to outstanding securities of the Company may cause the Warrant Shares or the Dynavax Common Stock to exceed the number of shares of Common Stock that then remain authorized but unissued.
With regard to our opinion in paragraph 8 concerning exemption from registration, our opinion is expressed only with respect to the offer and sale of the Warrant or the Warrant Shares without regard to any offers or sales of securities occurring prior to or subsequent to the date hereof.
With regard to our opinion in paragraph 9 below, we have based our opinion, to the extent we consider appropriate, on Rule 3a-8 under the Investment Company Act of 1940, as amended, and a certificate of an officer of the Company as to compliance with each of the requirements necessary to comply with Rule 3a-8. We have conducted no further investigation.
On the basis of the foregoing, in reliance thereon and with the foregoing qualifications, we are of the opinion that:
1.	The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Delaware.
2.	The Company has the corporate power to execute, deliver and perform its obligations under the Transaction Agreements.
3.	Each of the Transaction Agreements has been duly and validly authorized, executed and delivered by the Company. The offer and sale of the Warrant (as defined in the Warrant Purchase Agreement) has been duly authorized by the Company.
4.	The execution and delivery of the Transaction Agreements by the Company and the issuance of the Warrant pursuant thereto and the Warrant Shares assuming the exercise of the Warrant on the date hereof, will not, (a) violate any provision of the Company’s certificate of incorporation or by-laws, (b) violate any governmental statute, rule or
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Symphony Dynamo Holdings LLC

regulation which in our experience is typically applicable to transactions of the nature contemplated by the Transaction Agreements, (c) violate any order, writ, judgment, injunction, decree, determination or award which has been entered against the Company and of which we are aware or (d) constitute a material default under or a material breach of any Material Agreement, in the case of clauses (c) and (d) to the extent such default or breach would materially and adversely affect the Company.

5.	All consents, approvals, authorizations or orders of, and filings, registrations and qualifications with any U.S. Federal or California regulatory authority or governmental body required for the due execution or delivery by the Company of any Transaction Agreement and the sale and issuance of the Warrant have been made or obtained, except (a) for the filing of a Form D pursuant to Securities and Exchange Commission Regulation D and (b) for the filing of the notice to be filed under California Corporations Code Section 25102.1(d).

6.	Each of the Transaction Agreements constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its respective terms, except as rights to indemnity and contribution under Sections 6 and 7 of the Registration Rights Agreement, Section 10 of the Purchase Option Agreement, Article V of the Warrant Purchase Agreement, Section 15 of the Research and Development Agreement, Section 15 of the Amended and Restated Research and Development Agreement, Section 6 of the Technology License Agreement and Section 6 of the Novated and Restated Technology License Agreement may be limited by applicable laws and except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, suretyship, dissolution, moratorium, receivership or other similar laws affecting creditors’ rights and the law of fraudulent transfer, and subject to state law, federal law, or general equity principles and to limitations on availability of equitable relief, including specific performance, regardless of whether enforcement is considered in a proceeding in equity or at law.

7.	The Warrant Shares (as defined in the Warrant Purchase Agreement) and, the Dynavax Common Stock (as defined in the Purchase Option Agreement), when sold and issued in accordance with the terms of the Warrant or the Purchase Option Agreement, as applicable, will be validly issued, fully paid and non-assessable, and the issuance of the Warrant Shares is not be subject to preemptive rights pursuant to the General Corporation Law of the State of Delaware, the certificate of incorporation or by-laws of the Company or similar rights to subscribe pursuant to any Material Agreement.

8.	The offer and sale of the Warrant and Warrant Shares (assuming exercise of the Warrant on the date hereof) are exempt from the registration requirements of the Securities Act of
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Symphony Dynamo Holdings LLC

1933, as amended, subject to the timely filing of a Form D pursuant to Securities and Exchange Commission Regulation D.

9.	The Company is not an “investment company” as defined in the Investment Company Act of 1940, as amended.
[ * ]
This opinion is intended solely for your benefit and is not to be made available to or be relied upon by any other person, firm, or entity without our prior written consent.
Very truly yours,
Cooley Godward LLP

By:	/s/ Robert L. Jones

Robert L. Jones
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Schedule I
List of Transaction Agreements
i.	Warrant Purchase Agreement, dated as of April 18, 2006 between the Company and Symphony Dynamo Holdings LLC (the “Warrant Purchase Agreement”).

ii.	Warrant to purchase 2,000,000 shares of common stock of the Company, dated as of April 18, 2006 (the “Warrant”).

iii.	Purchase Option Agreement, dated as of April 18, 2006, among the Company, Symphony Dynamo Holdings LLC and Symphony Dynamo, Inc. (the “Purchase Option Agreement”).

iv.	Research and Development Agreement, dated as of April 18, 2006, between the Company and Symphony Dynamo Holdings LLC (the “Research and Development Agreement”).

v.	Amended & Restated Research and Development Agreement, dated as of April 18, 2006 among the Company, Symphony Dynamo, Inc. and Symphony Dynamo Holdings LLC (the “Amended & Restated Research and Development Agreement”).

vi.	Technology License Agreement, dated as of April 18, 2006 between the Company and Symphony Dynamo Holdings LLC (the “Technology License Agreement”). vii. Novated and Restated Technology License Agreement, dated as of April 18, 2006, among the Company, Symphony Dynamo, Inc. and Symphony Dynamo Holdings LLC (the “Novated and Restated Technology License Agreement”).

viii.	Confidentiality Agreement, dated as of April 18, 2006, among the Company, Symphony Dynamo, Inc., Symphony Dynamo Holdings LLC, Symphony Capital Partners, L.P., Symphony Strategic Partners, LLC, Symphony Dynamo Investors LLC, Symphony Capital LLC, RRD International, LLC, and Ann M. Arvin, M.D. (the “Confidentiality Agreement”).

ix.	Funding Agreement, dated as of April 18, 2006, among the Company, Symphony Capital Partners, L.P., Symphony Dynamo Holdings LLC and Symphony Dynamo Investors, LLC (the “Funding Agreement”).

x.	Registration Rights Agreement, dated as of April 18, 2006, between the Company and Symphony Dynamo Holdings LLC (the “Registration Rights Agreement”).
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Schedule II
List of Material Agreements
[ * ]
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